ANNUAL REPORT

October 31, 1996





                                                                     The Oakmark
                                                                            Fund



                                                                     The Oakmark
                                                                  Small Cap Fund



                                                                     The Oakmark
                                                                   Balanced Fund



                                                                     The Oakmark
                                                              International Fund



                                                                     The Oakmark
                                                                   International
                                                                        Emerging
                                                                      Value Fund

MEMBER OF
===================
      NO-LOAD
100%  MUTUAL FUND
      COUNCIL
===================

Managed by
HARRIS
ASSOCIATES L.P.

                                    OAKMARK

THE OAKMARK FAMILY OF FUNDS
          1996 Annual Report
          ---------------------------------------------------------------------

LETTER FROM THE PRESIDENT........................... 1

THE OAKMARK FAMILY OF FUNDS SUMMARY................. 2

THE OAKMARK FUND
 Performance Information............................ 4
 Letter from the Portfolio Manager.................. 4
 Schedule of Investments............................ 7

THE OAKMARK SMALL CAP FUND
 Performance Information........................... 11
 Letter from the Portfolio Manager................. 11
 Schedule of Investments........................... 13

THE OAKMARK BALANCED FUND
 Performance Information........................... 16
 Letter from the Portfolio Manager................. 16
 Schedule of Investments........................... 18

THE OAKMARK INTERNATIONAL FUND
 Performance Information........................... 21
 Letter from the Portfolio Managers................ 21
 International Diversification Chart............... 23
 Schedule of Investments........................... 24

THE OAKMARK INT'L EMERGING VALUE FUND
 Performance Information........................... 28
 Letter from the Portfolio Managers................ 28
 International Diversification Chart............... 30
 Schedule of Investments........................... 31

FINANCIAL STATEMENTS............................... 34

TRUSTEES AND OFFICERS.............................. 49

FOR MORE INFORMATION:
Please call 1-800-OAKMARK (1-800-625-6275).

24-HOUR NET ASSET VALUE HOTLINE:
To obtain the current net asset value of a Fund, please call 1-800-GROWOAK (1-800-476-9625).

Letter from the President . . .
--------------------------------------------------------------------------------
[PHOTO OF VICTOR A. MORGENSTERN APPEARS HERE]


Fellow Shareholders:

     We are pleased to present the annual report for The Oakmark Family of Funds. For our fiscal year-end October 31, 1996, our Family was five-strong and as I write this, we have just launched our newest member, The Oakmark Select Fund, a non-diversified equity fund. We passed several important milestones this year. The Oakmark Fund had its fifth birthday and notably is the top-performing fund (out of 250) in the Lipper growth fund category for the five years ended October 31, 1996.

     The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund had their first birthdays, with Small Cap and International Emerging Value significantly outperforming their respective benchmarks. We have built our six-fund family very carefully, and we believe we are well along in meeting our long-term goal: being the best value-oriented fund family.

     Each of our Funds employs the same value-oriented investment philosophy applied across both the domestic and international spectrum. Also, each Fund uses the resources of the entire Harris Associates research team. All of our analysts are generalists and apply the same value philosophy to their work. The reports that follow highlight some of the Fund managers' selections in creating their respective portfolios.

     We have redesigned our annual report this year to make it more readable and user-friendly. We are mindful of its overall size and, therefore, used a self-mailer to reduce costs. Kudos to Jeani Meola, Ann Regan and our outside consultant (and logo designer), Jude Mahler, for the new look. As always, your comments and suggestions for improvement are solicited.

     Thank you for your support and best wishes for a healthy, happy and prosperous new year!


/s/ Victor A. Morgenstern
Victor A. Morgenstern,
President
[LOGO OF OAKMARK FAMILY OF FUNDS]

The Oakmark Family of Funds

  Summary Information*
  ------------------------------------------------------------------------------

Performance for Period Ended                 The Oakmark Fund                        The Oakmark
October 31, 1996                                                                   Small Cap Fund

===========================================================================================================
3 Months                                           7.6%                                 11.5%
-----------------------------------------------------------------------------------------------------------
6 Months                                           3.9%                                  8.3%
-----------------------------------------------------------------------------------------------------------
Performance for:

  1 Year                                          18.1%                                 31.9%
-----------------------------------------------------------------------------------------------------------
  3 Years                                         16.0%**                                 N/A
-----------------------------------------------------------------------------------------------------------
  5 Years                                         25.8%**                                 N/A
-----------------------------------------------------------------------------------------------------------
  Since inception                                 29.2%**                               31.9%

Value of $10,000                                  $38,252                               $13,190
from inception date                               08/05/91                              11/01/95

===========================================================================================================

Top Five Holdings as of
October 31, 1996

Company and % of Total Net Assets      Philip Morris Co.       6.3%       US Industries, Inc. New      5.7%

                                       Mellon Bank Corp.       6.0%       SPX Corp.                    5.5%

                                       First USA, Inc.         5.2%       Catellus Dev. Corp.          5.3%

                                       Dun & Bradstreet        4.8%       First Brands Corp.           4.1%

                                       Knight Ridder, Inc.     4.1%       Premark International, Inc.  4.1%

===========================================================================================================

Top Five Industries as of
October 31, 1996

Industries and % of Total Net Assets   Food & Beverage        17.7%       Other Industrial Goods
                                                                            & Services                16.9%
                                       Broadcasting &                     Machinery & Metal
                                         Publishing           13.3%         Processing                12.8%

                                       Other Consumer Goods               Banks                       10.7%
                                         & Services           12.5%

                                       Other Financial        10.3%       Insurance                    9.1%

                                       Insurance               6.4%       Broadcasting & Publishing    8.9%


     *The Oakmark Fund's average annual total returns for the twelve months ended September 30, 1996 and for the period August 5, 1991 (inception) through September 30, 1996 were 15.5% and 29.5%, respectively. The Oakmark Small Cap Fund's total return for November 1, 1995 (inception) through September 30, 1996 was 32.5%.
     The Oakmark Balanced Fund's total return for November 1, 1995 (inception) through September 30, 1996 was 11.1%.
     **Annualized.

2    The Oakmark Family of Funds

         The Oakmark                            The Oakmark                             The Oakmark Int'l
         Balanced Fund                       International Fund                        Emerging Value Fund
               5.9%                                 3.8%                                       3.4%
               6.2%                                  .8%                                        .6%
              12.9%                                24.9%                                      14.1%
               N/A                                  8.2%**                                     N/A
               N/A                                  N/A                                        N/A
              12.9%                                16.0%**                                    14.1%
           $11,290                              $18,309                                    $11,410
          11/01/95                             09/30/92                                   11/01/95
-----------------------------------------------------------------------------------------------------------------

US Industries, Inc. New      4.7%       National Australia Bank   4.8%             Sanford Limited           4.5%

Premark International, Inc.  3.4%       AB Volvo                  4.5%             Parbury Limited           4.1%

Lee Enterprises, Inc.        3.3%       Cordiant PLC              4.3%             Cordiant PLC              3.8%

Mellon Bank Corp.            3.2%       Usiminas                  3.7%             Solution 6 Holdings Ltd.  3.7%

McDonnell Douglas Corp.      3.2%       Telefonica                3.5%             Yip's Hang Cheung
                                                                                    (Holdings) Limited       3.7%

-----------------------------------------------------------------------------------------------------------------

Government & Agency                     Banks                    13.7%            Other Industrial Goods
  Securities                27.4%                                                   & Services              17.9%

Other Consumer Goods                    Telecommunications       11.3%            Mining & Building
  & Services                20.9%                                                   Materials                8.2%

Other Industrial Goods                  Food                     10.2%            Other Consumer Goods
  & Services                 8.1%                                                   & Services               7.8%

Other Financial              6.2%       Steel                     8.9%            Components                 6.3%

Broadcasting & Publishing    5.8%       Aerospace                 6.2%            Broadcasting & Publishing  6.0%

-----------------------------------------------------------------------------------------------------------------

The Oakmark International Fund's average annual total returns for the twelve months ended September 30, 1996 and for the period September 30, 1992 (inception) through September 30, 1996 were 18.3% and 16.4%, respectively. The Oakmark International Emerging Value Fund's total return for November 1, 1995 (inception) through September 30, 1996 was 15.9%. The Funds' past performances are no guarantee of future results. Share prices and investment returns will vary, so you may have a gain or loss when you sell shares.

                                                The Oakmark Family of Funds    3

The Oakmark Fund
       Report from Robert J. Sanborn, Portfolio Manager

[PHOTO OF ROBERT J. SANBORN APPEARS HERE]

Annual Portfolio Update

The Oakmark Fund's fiscal year ended October 31, 1996 was eerily reminiscent of our 1995 fiscal year. As Yogi Berra might say, "It's deja vu all over again." A very similar macroeconomic environment--slow, steady growth; continued low inflation, with the price of gold down again; long-term interest rates down again--provided a good context for equities. As in fiscal 1995, your Fund generated strong absolute returns but lagged those of the Standard & Poor's 500.

More than half of this relative gap is attributable to our investments in cable companies. Increased competition and very heavy required capital expenditures have combined to retard value growth in this industry. Our estimate of the underlying value of Tele-Communications Inc. (TCOMA), for example, has been stagnant for a few years. This is contrary to our expectations of a few years ago, and explains the disappointing stock performance. Like my weekly hoops game at the 'Y' where you call your own fouls, this has been my bad.

While these stocks have been poor performers of late, this does not mean that we are sick of them, or embarrassed by them, or need to sell them to gain perspective. Our long-time shareholders know that investments in this industry have been very kind to us over the long term. At current prices, we find our cable holdings--TCOMA, U.S. West Media Group, and TCI Liberty Media--extremely undervalued.

In general, as in fiscal 1995, the rest of our holdings' businesses performed at least as well as our expectations. In fact, the discount to underlying value in the portfolio is greater today than a year ago.

While we, as always, make our investments one by one, two sectors--consumer non-durable companies (Philip Morris, Knight Ridder, Black & Decker, Heinz, Anheuser-Busch, and American Brands, et. al.) and financial services (First USA, Mellon, Torchmark, and Ambac, et. al.)--comprise almost one-half and one-quarter


The value of a $10,000 investment in The Oakmark Fund from its inception (8/5/91) to present (10/31/96) as compared to the Standard & Poor's 500 Index

[GRAPH APPEARS HERE]



                                                   Average Annual Total Return*
10/31/96 NAV $32.39                                     Through 10/31/96
                                                   ----------------------------
                                                                               From Fund
                                            Total Return                       Inception
                                            Last 3 mos.     From 10/31/95        8/5/91
-------------------------------------------------------------------------------------------
THE OAKMARK FUND                               7.6%             18.1%             29.2%
Standard & Poor's 500 Stock Index*            10.9%             24.1%             15.2%
Dow-Jones Industrial Average*                  9.7%             29.8%             17.3%
Value Line Composite Index*                    7.5%             12.5%              7.7%


*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow-Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future performance.


4   The Oakmark Fund
of the value of your Fund, respectively.

At the risk of repetition, I want to comment briefly on our consumer holdings. These companies are well above-average, with high barriers to entry, dominant market shares, loyal customers, and good international prospects. These characteristics tend to produce well-above-average returns on assets and very high free cash flow, which many of our holdings are using to repurchase their own shares. Still, the market is not yet rewarding these above-average businesses with the above-average valuations they deserve.

It is common for us to agree on the facts with market participants, yet reach different investment conclusions. It reminds me of the scene in Annie Hall in which Alvie Singer and Annie are having sessions with their respective psychoanalysts. In the scene, each character states that the couple's love life is a source of frustration. The analysts ask each how often they make love. "Oh, all the time," answers Annie; "Hardly ever," responds Alvie. Then in unison they each add, "Three times a week."

So it is with our consumer stocks. Yet, rather than waste any time trying to anticipate when the market will value these stocks appropriately, we patiently wait for price and value to converge. In the meantime, the superior value growth that we expect these holdings to produce should benefit your Fund. In fact, we continue to find additional candidates for investment in this sector.

Your Fund continues its high concentration and low portfolio turnover. Our twenty largest holdings comprise over 70 percent of our value, up from 67 percent last year. Our five largest holdings comprise over 26 percent of our holdings. As I have stated before, we believe in putting our absolute best ideas in your Fund, and have no interest in becoming a closet index fund. I characterize our portfolio as diversified without being overdiversified.

We are long-term investors who buy ownership pieces of companies for the long term. Given that our holdings have produced strong business results, yet below-average stock price performance, it should be no surprise that our portfolio turnover was quite low last year. In fact, we sold only one (Federated Department Stores) of our twenty largest holdings last year. However, we sold several other holdings--Clorox, Interstate Bakeries, Zale, and St. Jude Medical, et. al.--as they approached our estimate of value.

Professional investors too often mistake trading activity for investment activity. The correct level of trading is that which optimizes returns. This reminds me of a scene from another movie, Amadeus. The young Mozart is playing a new composition for Salieri and the King. Finishing, he seeks the King's approval. After offering tepid enthusiasm, the King adds, "There are too many notes." Of cour se, Mozart knows that the work has the exact number of notes to convey what he is trying to communicate. No more, no less. So it is with our trading.

We are fortunate to have the services of Harris Associates' crack trading team-- Connie Twomey, Tony Sinople, newlywed John Tansey, and Betsy Burns. We could not have a more reliable, professional, and experienced group implementing our philosophy. (And, except for John, no one even vaguely resembles any character on Lifetime TV's "Traders".)

What is ahead for 1997? On the one hand, anecdotal evidence indicates a frothy market; on the other hand, I like our quality portfolio a lot, and would much prefer owning it than cash over the next five years. As the curtain falls on another year, I want to thank you again for your support and confidence over the past five-plus years.

The Crash of 1987 Revisited

A little over nine years ago, on October 19, 1987, the most singular day of my investment career occurred. On "Black Monday," the Dow dropped 508 points, a decline of 22.6 percent, the biggest one-day drop in history. In fact, the drop was actually worse than that, since the more-liquid S&P 500 futures index declined by over 29 percent that day. By contrast, the worst single-day percentage decline in the 1929 market crash was "only" 12.8 percent.

At the time, I was working for a large pension fund in Columbus, Ohio. Some colleagues, other investment friends and I met at a tavern to lick our wounds. As I recall, the consensus was that we had all seen it coming (of course), that the Crash would have profound negative effects on the economy and the market, and also on our careers.

The consensus was wrong.

Next year, there will be a lot of tenth anniversary observations about The


                                                            The Oakmark Fund   5

Crash of 1987. Let's beat them all by a year, and ask ourselves, what was the cause of the Crash and what is its legacy? And, what can we learn from it?

Many explanations for THE cause have been offered: a confrontation between Iran and the US, an SEC ruling that would chill the corporate acquisition market, an increase in inflationary expectations. These are all unsatisfactory, however. In my estimation, the biggest cause of the Crash was complacency on the part of institutional investors who had convinced themselves that they had protected their portfolios from any significant downside. This delusion was fostered by the growing use of something called "dynamic hedging," or, more commonly, "portfolio insurance."

Portfolio insurance was based on the beguiling notion that it's better to own more stocks when the market is going up than when it's going down. An investor would simply buy more stocks in a rising market and sell stocks in a declining market. (Some of you may recognize the "stop-loss" trading technique in this strategy. You are correct-but "dynamic hedging" sounded a lot better and more sophisticated when the purveyors of portfolio insurance made their sales calls.)

One of the problems with portfolio insurance was that it required orderly, liquid markets to implement. Another problem was that it required participants to sell more and more stock into declining markets, thus exacerbating any price weakness. The SEC concluded that the relatively small $200 million of portfolios being managed with portfolio insurance at the market peak of 1987 mushroomed to as high as $90 billion after the Crash.

The Crash had little to no effect on the economy, and did not scare individual investors away from the stock market. The greatest growth in individual participation in the US equity market occurred after the Crash. If one had bought the Dow after the Crash, and held until today, he would have earned about
17.5 percent annually. If one had bought the day BEFORE the Crash, he would still have earned over 14.5 percent. The key investment decision has never been when to buy equities, but rather to allocate the majority of your long-term assets to equities.

The importance of a long-term investment time-horizon is the most crucial lesson from the Crash of 1987. Stocks in the US have significantly outperformed bonds, cash, and inflation over the past 70 years. For example, from 1926 to 1996, stocks have generated annual returns of 10 percent, vs. 5 percent for bonds, 3 percent for cash, and 3 percent for inflation. The longer one's holding period, the more compelling the case for stocks. In the years 1926 to 1995, for example, stocks have outperformed bonds 61 percent of the years; however, as the holding period rises to 5, 10, and 20 years, stocks outperform 77%, 89%, and 98%, respectively.

While there is, of course, no assurance that these relationships will persist, I suspect they will. There is evidence of froth in today's market: record issuance of IPOs, dramatic growth in mutual fund and personal investing media coverage, record attendance at the Schwab advisors' conference. Nevertheless, I have no intention of trying to time the market, and I am very comfortable with the absolute and relative value of our holdings. Prepare yourself for the occasional Crash, and regard it as part of the price for growing your wealth in the long run.

/S/ Robert J. Sanborn
Robert J. Sanborn
Portfolio Manager
harjs@aol.com
November 6, 1996


6   The Oakmark Fund

The Oakmark Fund
          Schedule of Investments-October 31, 1996




                                             Shares Held    Market Value
------------------------------------------------------------------------
Common Stocks-94.6%
Food & Beverage-17.7%
 Philip Morris Companies Inc.                  2,670,400  $  247,345,800
 H.J. Heinz Company                            4,007,250     142,257,375
 Anheuser-Busch Companies Inc.                 3,538,200     136,220,700
 Nabisco Holdings Corp.                        2,422,100      90,223,225
 CPC International                               843,100      66,499,513
 Ralston Purina Group                            189,900      12,557,137
                                                          --------------
                                                             695,103,750
Retail-1.7%
 The Kroger Company                              954,600  $   42,599,025
 Carson Pirie Scott & Co. (a)                  1,000,000      24,875,000
 Cole National Corporation (a)                    20,000         472,500
                                                          --------------
                                                              67,946,525
Telecommunications-3.9%
 U.S. West Media Group                         9,918,400  $  154,975,000

Other Consumer Goods & Services-12.5%
 The Black & Decker Corporation                3,810,400  $  142,413,700
 Polaroid                                      2,922,600     118,730,625
 American Brands, Inc.                         2,435,500     116,295,125
 First Brands Corporation                        940,400      26,683,850
 Whitman Corporation                             957,500      23,219,375
 Brunswick Corporation                           779,700      18,322,950
 GC Companies, Inc. (a)                          500,000      16,937,500
 JUNO Lighting Inc.                              885,000      13,772,813
 Arctic Cat, Inc.                                957,500       8,976,562
 Justin Industries, Inc.                         601,500       6,165,375
                                                          --------------
                                                             491,517,875
Banks-6.0%
 Mellon Bank Corporation                       3,606,550  $  234,876,569
 River Bank America (a)                          340,000       3,060,000
                                                          --------------
                                                             237,936,569
Insurance-6.4%
 Torchmark Corporation                         3,296,200  $  159,453,675
 Old Republic International                    2,108,620      52,188,345
 American Financial Group, Inc.                  684,700      24,563,613
 Acordia, Inc.                                   501,300      14,287,050
                                                          --------------
                                                             250,492,683
Other Financial-10.3%
 FirstUSA, Inc.                                3,548,000  $  204,010,000
 AMBAC Inc.                                    2,194,900     137,181,250
 Federal National Mortgage Association         1,184,500      46,343,563
 Fund American Enterprises Holdings, Inc.        204,400      18,319,350
                                                          --------------
                                                             405,854,163

See accompanying notes to financial statements.

                                                             The Oakmark Fund  7

The Oakmark Fund
          Schedule of Investments-October 31, 1996 cont.


                                                    Shares Held    Market Value
--------------------------------------------------------------------------------
Common Stocks-94.6% (cont.)
Broadcasting & Publishing-13.3%
 Dun & Bradstreet Corporation                         3,256,200   $  188,452,575
 Knight-Ridder, Inc.                                  4,348,800      162,536,400
 Tele-Communications, Inc. Class A (a)                9,179,179      114,166,038
 TCI Communications, Inc. (a)                         2,113,494       54,422,470
 AC Nielson Corporation                                 311,700        4,792,387
                                                                  --------------
                                                                     524,369,870
Pharmaceutical-2.7%
 American Home Products Corporation                   1,720,600   $  105,386,750

Managed Care Services-1.6%
 Foundation Health Corporation (a)                    1,813,700   $   54,184,288
 Physicians Health Services, Inc. (a)                   420,000        7,035,000
 Right CHOICE Managed Care, Inc. (a)                    270,000        2,666,250
                                                                  --------------
                                                                      63,885,538
Medical Products-1.0%
 Sybron Corporation (a)                               1,297,800   $   37,798,425

Aerospace & Defense-5.3%
 Lockheed Martin Corporation                          1,287,210   $  115,366,196
 McDonnell Douglas Corporation                        1,220,000       66,490,000
 Logicon, Inc.                                          654,800       27,092,350
                                                                  --------------
                                                                     208,948,546

Other Industrial Goods & Services-5.4%
 James River Corporation                              2,839,100   $   89,431,650
 Bandag Incorporated, Class A                         1,014,300       47,164,950
 SPX Corporation                                        880,400       24,981,350
 The Geon Company                                       912,100       17,899,963
 USG Corporation (a)                                    590,000       17,405,000
 UCAR International Inc. (a)                            253,000        9,898,625
 Premark International, Inc.                            186,200        3,886,925
 Bandag Incorporated                                     26,300        1,249,250
                                                                  --------------
                                                                     211,917,713

Commercial Real Estate-1.0%
 Host Marriott Corporation (a)                        2,291,700   $   35,234,888
 Catellus Development Corporation (a)                   585,700        5,783,787
                                                                  --------------
                                                                      41,018,675

Foreign Securities-5.8%
 DeBeers Consolidated Mines Ltd. ADR (b)              3,135,000   $   92,482,500
 YPF Sociedad Anonima (b)                             3,276,500       74,540,375
 Unilever NV                                            297,000       45,403,875
 EVC International NV                                   547,700       15,139,465
                                                                  --------------
                                                                     227,566,215

 Total Common Stocks (Cost: $2,936,176,488)                        3,724,718,297

See accompanying notes to financial statements.

8  The Oakmark Fund

The Oakmark Fund
          Schedule of Investments-October 31, 1996 cont.

                                        Shares Held/
                                       Principal Value     Market Value
--------------------------------------------------------------------------
Common Stocks Sold Short-0.0%
 Broadcasting &Publishing
 Cognizant Corporation                        (65,800)     $   (2,056,250)
                                                           --------------
 Total Common Stocks Sold Short (Proceeds: $2,062,103)         (2,056,250)

Short-Term Investments-5.0%
Commercial Paper-4.7%
 American Express Credit Corporation,
  5.30% due 11/5/1996                      $25,000,000     $   25,000,000
 Ford Motor Credit Corporation,
  5.35% due 11/4/1996                       25,000,000         25,000,000
 Ford Motor Credit Corporation,
  5.26% due 11/4/1996                       25,000,000         25,000,000
 Ford Motor Credit Corporation,
  5.37% due 11/4/1996                       50,000,000         50,000,000
 General Electric Capital Corporation,
  5.65% due 11/1/1996                       10,000,000         10,000,000
 General Electric Capital Corporation,
  5.65% due 11/1/1996                       50,000,000         50,000,000
                                                           --------------
 Total Commercial Paper                                       185,000,000

Repurchase Agreements-0.3%

 State Street Repurchase Agreement,
  5.55% due 11/1/1996 Collateralized
  by US Treasury Securities                 $12,061,000    $   12,061,000
                                                           --------------

 Total Repurchase Agreements                                   12,061,000

 Total Short-Term Investments (Cost: $197,061,000)            197,061,000

 Total Investments (Cost $3,131,175,385)-99.6%             $3,919,723,047
 Other assets, less other liabilities-0.4%                     14,212,613
                                                           --------------
 Total Net Assets-100%                                     $3,933,935,660
                                                           ==============

See accompanying notes to financial statements.


                                                            The Oakmark Fund  9

The Oakmark Fund
          Schedule of Investments-October 31, 1996 cont.

---------------------------------------------
Notes:
(a)  Non-income producing security.
(b)  Represents an American Depositary Receipt.

(c) At October 31, 1996, net unrealized appreciation of $788,547,662 for federal income tax purposes consisted of gross unrealized appreciation of $878,790,727 and gross unrealized depreciation of $90,243,065.

Each of the following companies is considered affiliated because the Fund owns greater than 5% of the outstanding voting shares of the company.

AMBAC, Inc.                6.27%  GC Companies, Inc.     6.4%
Bandag Inc. Class A        8.75%  Polaroid Corporation   6.3%
Carson Pirie Scott & Co    5.96%  SPX Corporation       6.19%
First USA, Inc.            5.92%

The aggregate cost and value of investments in these companies at October 31, 1996 was $424,717,809 and $573,880,675 respectively, which represents 14.6% of the total net assets. During the year ended October 31, 1996, dividends received from these companies was $3,642,783.

See accompanying notes to financial statements.

10 The Oakmark Fund

The Oakmark Small Cap Fund
       Report from Steven J. Reid, Portfolio Manager

[PHOTO OF STEVEN J. REID APPEARS HERE]

Trick or Treat!!!

On Halloween, October 31, 1996, your Fund completed its first fiscal year of operation. It was truly an outstanding year. We as shareholders were treated to gains of 31.9% for the year and 11.5% for the fourth quarter. Our results were significantly better than the relevant indices.

As the Fund's fiscal year ended, so did the beautiful fall weather in the Midwest. The abrupt change in temperatures for Halloween was a frosty surprise for many trick-or-treaters. As one of the many thousands who were able to participate in this year's quest for candy, the change in weather was a very mean trick.

What Happened
I have been asked numerous times to explain the results of The Oakmark Small Cap Fund. My one word answer is philosophy. We at Harris Associates and The Oakmark Funds wholeheartedly embrace a value-oriented investment philosophy. Over the long term our philosophy of investing has rewarded our shareholders. However, it would be remiss on my part not to acknowledge the unique performance of several of the Fund's holdings and highlight some of the characteristics we look for in our investment process.

Catellus Development Corporation, SPX Corporation, and U.S. Industries, Inc. are the Fund's three largest holdings. All of these companies have performed well and have earned their place at the top of the heap in the portfolio. In particular, SPX Corp. stands out as a shining example of what we look for when we invest in a stock for your Fund. Henry Berghoef sourced this idea, and our hats are off to you Henry!

SPX Corporation is a long-established Muskegon, Michigan-based company that operates a group of very fine businesses. The company had lost focus in the last several years, and as a result its performance and stock price had deteriorated significantly. SPX came to our attention when it was announced that a new management team would be brought in to revitalize the company.

The Value of a $10,000 Investment in
The Oakmark Small Cap Fund
from its Inception (11/1/95) to Present (10/31/96)
as compared to the Russell 2000

[GRAPH APPEARS HERE]


                                                Total Return*
10/31/96 NAV $13.19                           Through 10/31/96
                              Total Return   From Fund Inception
                              Last 3 mos..      11/1/95
------------------------------------------------------------------
The Oakmark Small Cap Fund       11.5%             31.9%
Lipper Small Co. Growth*          8.6%             17.1%
Russell 2000*                     7.8%             15.0%
S&P 600*                          9.8%             19.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Small Company Growth Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with a small market capitalization. Past performance is no guarantee of future results.


                                                  The Oakmark Small Cap Fund  11

Soon after that John Blystone was selected as the new President and Chief Executive Officer. John's mission was two-fold. First, he needed to reshape the culture of the company. This meant providing proper incentives related to the performance of the individual business units and giving employees at all levels the opportunity and responsibility to improve results. Second, it required rationalizing several aspects of the business. As John told us, "I probably have to grow by shrinking." After careful analysis, management decided that several business units would be sold to repay debt that the company had incurred over the years, thus allowing management to focus on the core remaining businesses.

It is worth noting that while all of this was taking place Wall Street remained skeptical. This provided the opportunity for us to purchase shares at an attractive valuation for your Fund. Both the performance of the operating businesses of SPX and shares of the stock have improved. We still see tremendous potential and have noted that Wall Street has begun to catch on. In the meantime, we wish John and his management team continued success.

Outlook
As you may know, we don't make forecasts regarding the stock market, the economy, or interest rates. We adhere to a bottom-up approach to investing. Every security is researched and evaluated on its own merit. In a recent issue of a major financial periodical they listed their 100 most attractive small company investments. I was pleased to see, and take comfort in knowing, that not one of our holdings in the Fund was a part of this list. We still see excellent opportunities for investing and are elated that other people are not seeing what we do.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

/s/ Steven J. Reid

Steven J. Reid
Portfolio Manager
sreid@oakmark.com
October 31, 1996

12  The Oakmark Small Cap Fund

THE OAKMARK SMALL CAP FUND
           Schedule of Investments--October 31, 1996


                                                   Shares Held  Market Value
-----------------------------------------------------------------------------
Common Stocks--94.9%

Food & Beverage-3.8%
 GoodMark Foods, Inc.                                  258,500   $ 4,459,125
 Ralcorp Holdings, Inc. (a)                            186,500     3,916,500
                                                                 -----------
                                                                   8,375,625
Retail--6.4%
 Cole National Corporation (a)                         325,000   $ 7,678,125
 Carson Pirie Scott & Co. (a)                          175,000     4,353,125
 Rex Stores Corporation (a)                            200,000     1,900,000
                                                                 -----------
                                                                  13,931,250
Other Consumer Goods & Services--5.9%
 First Brands Corporation                              315,000   $ 8,938,125
 Justin Industries, Inc.                               207,400     2,125,850
 Triarc Companies, Inc. (a)                            150,000     1,762,500
                                                                 -----------
                                                                  12,826,475
Banks--10.7%
 Peoples Bank of Bridgeport Connecticut                300,000   $ 7,725,000
 Harbor Federal Savings Bank                           160,000     5,060,000
 Texas Regional Bancshares, Inc.                       145,000     4,676,250
 Northwest Savings Bank                                215,000     2,687,500
 Pocahontas Federal Savings & Loan Association         140,000     1,995,000
 Savings Bank of Finger Lakes                           86,500     1,167,750
                                                                 -----------
                                                                  23,311,500
Insurance--9.1%
 Renaissance Holdings, Ltd                             260,000   $ 7,572,500
 Chartwell Re Corporation                              257,000     6,521,375
 Highlands Insurance Group, Inc. (a)                   294,200     5,810,450
                                                                 -----------
                                                                  19,904,325
Other Financial--3.4%
 Duff & Phelps Credit Rating Company                   251,500   $ 5,564,438
 First USA Paymentech Inc.                              50,000     1,850,000
                                                                 -----------
                                                                   7,414,438
Broadcasting & Publishing--8.9%
 Granite Broadcasting Corporation                      500,000   $ 5,750,000
 Cablevision Systems Corporation (a)                   175,000     5,446,875
 Lee Enterprises, Incorporated                         184,300     4,215,862
 Central Newspapers, Class A.                          100,000     4,025,000
                                                                 -----------
                                                                  19,437,737
Computer Systems--1.9%
 Imation Corporation (a)                               150,000   $ 4,106,250

Managed Care Services--1.5%
 Healthcare Services Group, Inc.                       355,000   $ 3,416,875

See accompanying notes to financial statements.

                                                 THE OAKMARK SMALL CAP FUND   13

THE OAKMARK SMALL CAP FUND
          Schedule of Investments--October 31, 1996 cont.


                                                     Shares Held/
                                                  Principal Value  Market Value
-------------------------------------------------------------------------------
Common Stocks--94.9% (cont.)
Machinery and Metal Processing--12.8%
 Gardner Denver Machinery Incorporated                  237,500   $  7,481,250
 Kysor Industrial Corporation                           175,800      5,120,175
 The Carbide/Graphite Group                             292,000      4,763,250
 Sudbury, Inc.                                          350,000      3,937,500
 Northwest Pipe Company                                 200,000      3,450,000
 Matthews International Corporation                     105,000      3,110,625
                                                                  ------------
                                                                    27,862,800
Other Industrial Goods & Services--16.9%
 SPX Corporation                                        420,000   $ 11,917,500
 Premark International, Inc.                            425,000      8,871,875
 Zurn Industries, Inc.                                  250,000      6,281,250
 MagneTek, Inc. (a)                                     500,000      5,562,500
 Dal-Tile International Inc. (a)                        250,000      4,375,000
                                                                  ------------
                                                                    37,008,125
Commercial Real Estate--7.9%
 Catellus Development Corporation (a)                 1,175,000   $ 11,603,125
 Innkeepers USA Trust                                   255,000      2,996,250
 Castle & Cooke, Inc. (a)                               170,000      2,613,750
                                                                  ------------
                                                                    17,213,125
Diversified Conglomerates--5.7%
 U.S. Industries, Inc. New (a)                          460,000   $ 12,420,000

 TOTAL COMMON STOCKS (COST: $187,590,109)                          207,228,525


Corporate Bonds--1.7%
 Harrah's Jazz Bonds, 14.25% due 11/15/2001 (c)      $6,700,000   $  3,768,750
 TOTAL CORPORATE BONDS (Cost: $3,304,413)                            3,768,750


Short-Term Investments--2.7%
Commercial Paper--2.3%
 American Express Credit Corporation,
  5.30% due 11/5/1996                                $1,000,000   $  1,000,000
 Ford Motor Credit Corporation,
  5.37% due 11/4/1996                                 2,000,000      2,000,000
 General Electric Capital Corporation,
  5.65% due 11/1/1996                                 2,000,000      2,000,000
                                                                  ------------
 TOTAL COMMERCIAL PAPER                                              5,000,000

See accompanying notes to financial statements.

14  THE OAKMARK SMALL CAP FUND

The Oakmark Small Cap Fund
          Schedule of Investments--October 31, 1996 cont.



Repurchase Agreements--0.4%                         Principal Value  Market Value
---------------------------------------------------------------------------------

   State Street Repurchase Agreement,
   5.55% due 11/1/1996 Collateralized
 US Treasury Securities...........................      $845,000     $    845,000
                                                                     ------------
 Total Repurchase Agreements......................                        845,000

 Total Short-Term Investments (Cost: $5,845,000)..                      5,845,000

 Total Investments (Cost $196,739,522)--99.3%.....                    216,842,275
 Other assets, less other liabilities--.7%........                      1,578,132
                                                                     ------------
 Total Net Assets--100%...........................                   $218,420,407
                                                                     ============

-----------------------------------------
Notes:
(a) Non-income producing security.
(b) At October 31, 1996, net unrealized appreciation of $20,102,753 for federal income tax purposes consisted of gross unrealized appreciation of $24,650,766 and gross unrealized depreciation of $4,548,013.
(c) This bond is currently in default and the Fund is no longer accruing interest.

-----------------------------------------
At October 31, 1996, the Fund owned 8.7% of Pocohontas Federal Savings & Loan Association and 5.8% of Granite Broadcasting. Companies in which the Fund owns greater than 5% are considered affiliated to the Fund. The purchase cost was $8,438,933, market value was $7,745,000 and represents 3.5% of the total net assets. Dividends earned during the year ended October 31, 1996 were $68,880.


                                               THE OAKMARK SMALL CAP FUND     15

The Oakmark Balanced Fund

    Report from Clyde S. McGregor, Portfolio Manager
    ----------------------------------------------------------------------------

    [PHOTO OF CLYDE S. MCGREGOR APPEARS HERE]


Fiscal Year-End Review

The Oakmark Balanced Fund is now a one-year old, and I would like to thank my fellow shareholders for their support as well as their insightful questions and comments in the inaugural year. While not without nervous moments, the year was a successful beginning for the Fund. Oakmark Balanced returned 12.9% for the fiscal year, 5.9% for the fourth fiscal quarter. One of our goals for the Balanced Fund is to produce returns that are more consistent and less volatile than those exhibited by funds which invest only in stocks. Given that goal, I am particularly pleased that in the Fund's first year of existence each quarter produced a positive result.

Deals/Acquisitions

Recently, announcements of large acquisitions and mergers have dominated the financial news. Deals such as the bidding war for Conrail or the MCI/British Telecom merger get most of the media coverage, but they are merely representative of the high level of activity. Shareholders sometimes assume that we invest with the expectation that our holdings will be taken over. While our portfolios do occasionally experience such pleasant surprises, they benefit more from our ability to derive useful valuation tools from publicly announced transactions.

For example, in September, A.H. Belo announced that it would acquire the Providence Journal Company. While we did not own shares in either Belo or Providence Journal, we studied the transaction for what it might tell us about the value of Lee Enterprises, your Fund's third largest equity holding.

Providence and Lee both own newspapers and television stations. If we look at the pricing of the media properties in the Providence acquisition and apply similar valuations to Lee's properties, we find that Lee's current market price is approximately one-half of the company's value to a possible purchaser.

--------------------------------------------------------------------------------
The value of a $10,000 investment in The Oakmark Balanced Fund from its inception (11/1/95) to present (10/31/96) as compared to the Lipper Balanced Fund Index

[GRAPH APPEARS HERE]



                                                        Total Return*
10/31/96 NAV $11.29                                   Through 10/31/96
                                   Total Return      From Fund Inception
                                    Last 3 mos.            11/1/95
--------------------------------------------------------------------------------
The Oakmark Balanced Fund               5.9%                 12.9%
Lipper Balanced Fund Index*             7.4%                 14.5%
Lehman Govt./Corp. Bond*                3.9%                  5.4%
S&P 500*                               10.9%                 24.1%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 Balanced Funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.



16 The Oakmark Balanced Fund

We own Lee Enterprises shares not in anticipation of the company's acquisition but because we have determined that the company has irreplaceable media properties, a strong balance sheet, and a management team which is both competent and shareholder-oriented. We expect that this combination of assets and management will produce substantial growth in business value over time. An acquisition of the company would be at best a mixed blessing.

Implicit in corporate transactions like the Providence Journal acquisition are clues to understanding the economics of a business and how consolidation can add to value. We will continue to study mergers and acquisitions because they offer an insightful look into how people in an industry value companies.

Corporate Restructuring

In corporate America today it seems that everything is in flux. Mergers and acquisitions receive the lion's share of media attention, but companies which restructure their operations are even more common. Restructured companies have been a fertile source of investment ideas for Harris Associates since our establishment more than 20 years ago. We have found that companies which restructure are often mispriced in the stock market. At the same time, the restructuring often better aligns the interests of management with their shareholders.

Many of the companies in which your Fund has invested have significantly changed their composition in the last two years. For example, Premark International spun off its Tupperware division, US Industries was itself spun off from its English parent, Associates First Capital was partially divested by Ford Motor, and Dun & Bradstreet split itself into three parts in November. In each of these restructured companies we have discovered undervaluation as well as new management focus, incentive, and initiative.

We expect the high level of corporate restructuring which we observe today to continue. If so, we know where we will find many of our ideas in the future.

Mighty Oaks Awards

My partner Robert Sanborn created the Oak Leaf Cluster Award for the person who contributes an idea which has the greatest positive impact on The Oakmark Fund. Believing this to be a good idea, I have considered a variety of titles for an award specific to the Balanced Fund. (The Balance Beam Award? This sounds like a leftover from the Olympics, and I would never be confused with a gymnast.)

I finally settled on the Mighty Oaks Award because that is the name of our firm's softball team. For the award, I will give the recipients t-shirts that are already made up for the team (as a value investor, I am always looking for ways to minimize costs).

This year we have two winners, one for fixed income and one for stocks. In my last quarterly report I wrote at some length about Everen Capital Preferred, which Bill Nygren, our Director of Research and manager of the new Select Fund, recommended for The Balanced Fund. In view of this holding's 38% return to the Fund, Bill is the winner of the first fixed income award.

On the equity side, the winner is Steve Reid (the manager of the Small Cap
Fund). Steve's recommendation of US Industries achieved an 80% return for the Fund. Mentioned above in the section on restructuring, US Industries is a fine example of how an unwanted business unit can generate newfound profitability once separated from its corporate parent.

My best wishes for a happy holiday season and a prosperous 1997 accompany this report. Please write or E-mail me with your questions or comments.

/s/ Clyde S. McGregor
Clyde S. McGregor
Portfolio Manager
hacsm@aol.com
November 5, 1996

                                                  The Oakmark Balanced Fund   17

The Oakmark Balanced Fund

          Schedule of Investments--October 31, 1996



                                                      Shares Held  Market Value
-------------------------------------------------------------------------------
Equity and Equivalents--57.1%
Food & Beverage--5.2%
 Philip Morris Companies, Inc.....................        3,900    $  361,238
 H.J. Heinz Company...............................       10,150       360,325
                                                                   ----------
                                                                      721,563
Retail--2.7%
 The Kroger Company...............................        8,500    $  379,312

Other Consumer Goods & Services--20.9%
 Armstrong World Industries, Inc..................        6,500    $  433,875
 Promus Hotel Corporation.........................       13,400       425,450
 JUNO Lighting Inc................................       26,800       417,075
 Arctic Cat, Inc..................................       44,200       414,375
 National Presto Industries, Inc..................       11,000       412,500
 Polaroid Corporation.............................       10,000       406,250
 The Black & Decker Corporation...................        9,900       370,013
                                                                   ----------
                                                                    2,879,538
Banks--3.2%
 Mellon Bank Corporation..........................        6,700    $  436,337

Other Financial--6.2%
 Associates First Capital Corporation.............       10,000    $  433,750
 First USA, Inc...................................        7,300       419,750
                                                                   ----------
                                                                      853,500
Broadcasting & Publishing--5.8%
 Lee Enterprises, Incorporated....................       20,100    $  459,788
 Dun & Bradstreet Corporation.....................        6,000       347,250
                                                                   ----------
                                                                      807,038
Aerospace & Defense--3.2%
 McDonnell Douglas Corporation....................        8,000    $  436,000

Other Industrial Goods & Services--8.1%
 U.S. Industries, Inc. (a)........................       24,000    $  648,000
 Premark International, Inc.......................       22,500       469,687
                                                                   ----------
                                                                    1,117,687
Commercial Real Estate--1.8%
 Catellus Development Corp.
                                                                   $  247,115
 Total Equity and Equivalents (cost: $7,001,071)..                  7,878,090


See accompanying notes to financial statements.


18  The Oakmark Balanced Fund

The Oakmark Balanced Fund
          Schedule of Investments--October 31, 1996 cont.

                                          Shares Held/      Market Value
                                         Principal Value
-------------------------------------------------------------------------
Fixed Income--39.3%

Preferred Stocks--1.7%

Broadcasting & Cable TV--1.7%
 Tele-Communications, Inc.
  Preferred Junior Class B, 6%                   3,900         $  236,925

 Total Preferred Stock (Cost: $257,263)                           236,925

Corporate Bonds--Value 10.2%

Retail--1.1%
 The Vons Companies, Inc.
  9.625% due 4/1/2002                         $150,000         $  157,500

Building Materials & Construction--1.2%
 USG Corporation
  9.25% due 9/15/2001
  Senior Notes Series B                       $150,000         $  159,938

Utilities--1.2%
 Midland Funding Corp.
  11.75% due 7/23/2005                        $150,000         $  163,500

Other Industrial Goods & Services--3.3%
 UCAR Global Enterprise Inc.
  12% due 1/15/2005
  Senior Subordinate                          $250,000         $  288,125
 SPX Corp. 11.75% due 6/1/2002                $150,000            162,750
                                                               ----------
                                                                  450,875
Aerospace & Automotive--1.1%
 Coltec Industries, Inc.
  9.75% due 1/1/2000                          $150,000         $  155,812

Other Consumer Goods & Services--2.3%
 Samsonite Corp.
  11.125% due 7/15/2005                       $300,000         $  319,500

 Total Corporate Bonds (Cost: $1,400,924)                       1,407,125


See accompanying notes to financial statements.


                                                  The Oakmark Balanced Fund  19

The Oakmark Balanced Fund
          Schedule of Investments--October 31, 1996 cont.




                                                   Principal Value  Market Value
--------------------------------------------------------------------------------
Fixed Income--39.3% (cont.)
Government & Agency Securities--27.4%
 United States Treasury Notes,
   7.875% due 8/15/2001                                 $  200,000  $   214,656
 United States Treasury Notes,
   6.375% due 8/15/2002                                    700,000      708,071
 United States Treasury Notes,
   7.125% due 9/30/1999                                  1,100,000    1,134,914
 United States Treasury Notes,
   8.5% due 5/15/1997                                      800,000      813,216
 United States Treasury Notes,
   6.625% due 7/31/2001                                    600,000      612,864
 Federal Home Loan Bank,
   6.405% due 4/10/2001
   Consolidated Bond                                       300,000      301,734
                                                                    -----------
                                                                      3,785,455
 Total Government & Agency Securities
  (Cost: $3,744,619)                                                  3,785,455

 Total Fixed Income (cost: $5,402,806)                                5,429,505

Short-Term Investments--6.2%
Commercial Paper--6.2%
 American Express Credit Corporation,
   5.30% due 11/15/1996                                 $  250,000  $   250,000
 Ford Motor Credit Corporation,
   5.37% due 11/4/1996                                     250,000      250,000
 General Electric Capital Corporation,
   5.65% due 11/1/1996                                     350,000      350,000
                                                                    -----------
                                                                        850,000

 Total Commercial Paper (Cost: $850,000)                                850,000

 Total Investments (Cost: $13,253,877)--102.6%                      $14,157,595
 Other liabilities, less other assets--(2.6%)                          (358,669)
                                                                    -----------
 Total Net Assets--100%                                             $13,798,926
                                                                    ===========

----------------------
Notes:
(a) Non- income producing security.
(b) At October 31, 1996, net unrealized appreciation of $903,718 for federal income tax purposes consisted of gross unrealized appreciation of $1,008,877 and gross unrealized depreciation of $105,159.

See accompanying notes to financial statements.

20   The Oakmark Balanced Fund

The Oakmark International Fund

       Report from David G. Herro and Michael J. Welsh, Portfolio Managers


[PHOTO OF DAVID G. HERRO APPEARS HERE]

[PHOTO OF MICHAEL J. WELSH APPEARS HERE]

Fellow shareholders:

Our fiscal year ends with your Fund up 24.9%! This performance compares very favorably to other international funds as represented by the Lipper International Index and to all the recognized international indices. For example, over the same period the Lipper International and Morgan Stanley World-ex US indices were up only 12.7% and 11.2%, respectively.

While the performance of the Fund for the last twelve months has been outstanding, we are more heartened by our long-term performance. The Oakmark International Fund has returned 16.0% on an annualized basis since inception, while the Lipper International and Morgan Stanley World-ex US have returned 12.6% and 11.9%, respectively, over the same period.

Performance Analysis

For our fourth annual report (really our fifth, but our first fiscal year was only a little over a month), let's look at those companies that helped and hurt us the most over the last twelve months. These are the stocks that had the biggest absolute dollar impact (as opposed to the biggest percentage movers) on the Fund's performance.

The Winners...

Rolls-Royce and British Aerospace performed exceptionally well, up 65% and 64%, respectively. Rolls was rewarded by the market for receiving a rash of new orders for its new Trent aircraft engines from Boeing and Airbus. British Aerospace continued its remarkable run as investors continued to recognize its preeminence in the consolidating European defense industry. We have owned British Aerospace since the

The value of a $10,000 investment in The Oakmark International Fund from its inception (9/30/92) to present (10/31/96) as compared to the Morgan Stanley World ex U.S. Index

[GRAPH APPEARS HERE]


                                                           Average Annual Total Return*
10/31/96 NAV $14.92                                              Through 10/31/96
                                                           ----------------------------

                                        Total Return       From         From Inception
                                        Last 3 mos.       10/31/95          9/30/92
---------------------------------------------------------------------------------------
Oakmark International                      3.8%             24.9%            16.0%
Morgan Stanley World ex U.S.*              2.4%             11.2%            11.9%
Morgan Stanley EAFE*                       1.8%             10.5%            11.8%
Lipper Analytical International Fund
 Average*                                  3.4%             12.7%            12.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.


                                            The Oakmark International Fund    21

Fund's inception and it clearly has been one of our single best ideas.

Chargeurs, prompted by a lack of market understanding of its assets, pioneered the idea of the de-merger in France. The company split itself into two entities to unlock value which had been hidden by its former holding company structure. The shares were up 59% for the fiscal year.

Telefonica de Espana was up 52% over the last twelve months. With Telefonica, the market began to recognize the value of some of its assets in Latin America and the gains in efficiency that management has made over the past several years in Spain.

Cordiant, another long-term holding, came storming back in 1996 with a new chairman and a renewed sense of purpose. Cordiant's shares were up 20% for the fiscal year and the company remains substantially undervalued compared to other advertising firms of similar size and quality.

and the...

Losers were fewer and of smaller portfolio impact. The Israeli company Scitex, which comprised 2% of the portfolio in January, had the biggest negative impact on the portfolio, with its shares dropping 43%. Initially, we were attracted to Scitex for its cheap valuation and market leader position which we thought compensated for other weaknesses. They didn't.

EVC International (down 5%) and Asia Pulp and Paper (down 4%) felt the pain of lower commodity prices. We still are very happy with these investments on a long-term horizon. EVC remains extremely cheap on trend earnings, sits at 2/3rds of book value (and at 25% of replacement cost), has solid shareholder-oriented management, and yields 6.4%. Asia Pulp, with its Indonesian production base, remains one of the world's lowest cost producers, is moving up the value-added chain in terms of products, and is located in the fastest growing area of consumption in the world.

Although the share price is down 31% from where we first starting buying, it is still too early to judge the success of our investment in Technology Resources, a Malaysian cellular operator. Our loss in Kvaerner (down 10%) was due in part to company management spending more time looking to buy new businesses rather than running the ones they already had. The result was recurring earnings disappointments in its core operations. We have since sold our entire position.

Going Forward

We had an excellent fiscal year 1996 and we remain optimistic about overseas markets going forward. Valuations in many cases are very attractive and we continue to find excellent opportunities.

Our continued optimism is reflected in the substantial changes from last year in our top twenty holdings. Seven of the top twenty are new positions: National Australia Bank, Telefonica de Espana, Guinness, Saurer, Bezeq, Pakhoed, and Kyocera. As you know, we believe in structuring our portfolio with fewer positions so that our best ideas can have a more meaningful impact on the Fund's net asset value. The presence of many new names in the top twenty holdings reflects our optimism in finding substantial new opportunities for The Oakmark International Fund.

/s/ David G. Herro


David G. Herro


/s/ Michael J. Welsh


Michael J. Welsh
Portfolio Managers
72242.722@compuserv.com
oakix@aol.com
October 31, 1996

22   The Oakmark International Fund

The Oakmark International Fund
          International Diversification--October 31, 1996

[PIE CHART OF THE OAKMARK INTERNATIONAL FUND, INTERNATIONAL DIVERSIFICATION
 OCTOBER 31, 1996 APPEARS HERE]

                            Europe            51.8%
                            Pacific Rim       25.2%
                            Latin America     13.9%
                            Other Countries    3.9%


                  % of Fund                                          % of Fund
                  Net Assets                                         Net Assets
----------------------------                        ----------------------------
[_] Europe             51.8%                        [_]  Pacific Rim     25.2%
    Great Britain      14.5%                             Australia        6.8%
    Sweden             13.5%                             Hong Kong        6.3%
    Netherlands         5.1%                             New Zealand      2.9%
    Spain               5.1%                             Indonesia        2.7%
    France              3.9%                             Korea            2.4%
    Portugal            3.4%                             Japan            1.9%
    Switzerland         2.5%                             Malaysia         1.9%
    Italy               1.9%                             Taiwan           0.3%
    Finland             1.4%
    Germany             0.5%
[_] Latin America      13.9%                        [_]  Other Countries  3.9%
    Argentina           5.7%                             Israel           3.1%
    Mexico              4.5%                             Canada           0.8%
    Brazil              3.7%



                                               The Oakmark International Fund 23

 THE OAKMARK INTERNATIONAL FUND

          Schedule of Investments--October 31, 1996


                                 Description                      Shares Held    Market Value
----------------------------------------------------------------------------------------------
Common Stocks--94.9%

Consumer Non-durables--3.7%
 Yue Yuen Industrial             Athletic Footwear Manufacturing
  (Holdings) Limited
  (Hong Kong)                                                       81,328,000   $ 24,191,614
 Chargeurs International         Entertainment & Wool
  S.A. (France)                   Production Holding Company           334,324     14,517,345
 BYC Company (Korea)             Textile Manufacturer                   31,230      3,628,539
 Pacific Corporation (Korea)     Cosmetics and Household
                                  Goods Manufacturer                    35,820        641,617
                                                                                 ------------
                                                                                   42,979,115

Food--10.2%
 Guinness PLC (Great Britain)    Distiller & Brewer                  5,595,000   $ 40,204,956
 Lion Nathan Limited             Brewer
  (New Zealand)                                                     12,113,200     31,279,222
 Parmalat Finanziaria S.p.A.     Dairy Products
  (Italy)                                                           15,440,000     22,137,113
 Leong Hup Holdings              Major Poultry Operation
  Berhad (Malaysia)               and KFC Operator                   8,214,666      9,233,980
 Lotte Confectionery (Korea)     Confectionary Manufacturer             56,000      8,370,348
 Lotte Chilsung                  Manufacturer of Soft Drinks,
  Beverage (Korea)                Juices, & Sport Drinks                44,770      5,797,749
 Daehan Flour Mills              Food Processing
  Co., Ltd. (Korea)                                                     31,770      2,307,050
                                                                                 ------------
                                                                                  119,330,418
Household Products--1.9%
 Reckitt & Colman PLC            Household Cleaners and
 (Great Britain)                  Air Fresheners                     1,950,853   $ 22,496,409
Retail-2.3%
 Giordano Holdings               East Asian Clothing Retailer
  Limited (Hong Kong)             & Manufacturer                    12,361,000   $ 12,469,388
 Alparagatas Sociedad            Textiles
  Anonima Industrial Y
  Comercial (Argentina)                                             17,430,294     11,505,145
 Macintosh (Netherlands)         Non-Food Specialty Retailer           140,950      3,322,920
                                                                                 ------------
                                                                                   27,297,453
Telecommunications--11.3%
 Telefonica (Spain)              Telecommunications                  2,050,500   $ 41,140,170
 Telefonos de Mexico,            Telephone Company
  S.A. de C.V. (Mexico) (b)                                          1,295,100     39,500,550
 Bezeq (Israel)                  Telephone Company                  11,654,271     28,451,074
 Technology Resources            Telecommunications
  Industries Berhad (Malaysia)                                       5,520,000     13,218,286
 Call Net Enterprises, Inc.      Telecommunications
  Common (Canada) (a)                                                  899,600      9,733,025
                                                                                 ------------
                                                                                 $132,043,105

See accompanying notes to financial statements.


24  The Oakmark International Fund

THE OAKMARK INTERNATIONAL FUND
          Schedule of Investments--October 31, 1996 cont.

                                                      Description                             Shares Held   Market Value
------------------------------------------------------------------------------------------------------------------------------------



Common Stocks (cont.)--94.9%
Transportation--5.8%
 AB Volvo (Sweden)                                    Automobiles                               2,534,600   $ 52,613,851
 CIADEA S.A. (Argentina) (a)                          Assembler and Distributor
                                                       of Automobiles                           3,517,246     15,758,839
                                                                                                              ----------
                                                                                                              68,372,690
Oil and Natural Gas--3.4%
 YPF Sociedad Anonima                                 Oil Exploration, Production
  (Argentina) (b)                                      and Marketing                            1,756,200   $ 39,953,550
Banks--13.7%
 National Australia Bank                              Largest Australian Bank
  Limited (Australia)                                                                           5,145,000   $ 56,482,443
 Banco Espirito Santo E                               Portuguese Bank
  Comercial de Lisboa,
  S.A. (Portugal)                                                                               2,275,480     39,993,735
 Svenska Handelsbanken                                Largest Swedish Bank
  (Sweden)                                                                                      1,268,850     31,259,592
 Banco Popular Espanol                                Fourth-largest Spanish Bank
  (Spain)                                                                                         100,093     19,132,946
 Grupo Financiero                                     Large Mexican Financial
  Bancomer, S.A. De C.V.                               Group
  (GFB)-B (Mexico) (a)                                                                         26,635,000     11,300,199
 Grupo Financiero                                     Large Mexican Financial
  Bancomer, S.A. De C.V.                               Group
  (GFB) - L (Mexico) (a)                                                                        6,129,630      2,097,230
                                                                                                             -----------
                                                                                                             160,266,145
Other Financial--0.2%
 Sedgwick Group plc                                   Insurance Broker,
  (Great Britain)                                      Financial Services                       1,150,000   $  2,330,322
Broadcasting & Publishing--2.0%
 Pathe (France)                                       Television & Film                            88,233   $ 23,799,180
Computer Systems--0.2%
 Scitex Corporation Limited                           Color Pre-Press Systems
  (Israel) (b)                                                                                    179,300   $  1,770,588
Marketing Services--4.3%
 Cordiant PLC                                         Advertising Agency
  (Great Britain) (a)                                  Holding Company                         30,408,656   $ 50,730,587
Aerospace--6.2%
 Rolls-Royce Public Limited                           Jet Engines
  Company (Great Britain)                                                                       7,566,479   $ 31,219,115
 British Aerospace Public                             Defense and Civil Aviation
  Limited Company
  (Great Britain)                                                                               1,209,666     22,927,345
 Hong Kong Aircraft                                   Commercial Aircraft Overhaul
  Engineering Company                                  and Maintenance
  Limited (Hong Kong)                                                                           7,504,400     19,119,614
                                                                                                              ----------
                                                                                                              73,266,074

See accompanying notes to financial statements.



                                            The Oakmark International Fund  25

THE OAKMARK INTERNATIONAL FUND
          Schedule of Investments--October 31, 1996 cont.

                                                   Description                                Shares Held  Market Value
------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)--94.9%

Chemicals--4.8%
 Royal Pakhoed N.V.                                Petroleum Products, Chemical
   (Netherlands)                                    Handling                                      943,383    $29,357,354
 EVC International NV                              Western European PVC
   (Netherlands)                                    Manufacturer                                  989,165     27,342,393
                                                                                                              ----------
                                                                                                              56,699,747
Components--3.0%
 Kyocera Corporation                               Electric Components
   (Japan)                                                                                        334,000    $22,031,004
 Varitronix International                          Liquid Crystal  Displays
   Holdings Limited
   (Hong Kong)                                                                                  7,177,000     13,087,569
                                                                                                              ----------
                                                                                                              35,118,573
Forestry Products--4.2%
 Asia Pulp & Paper Company                         Paper & Packaging Products
   Ltd (Indonesia) (a)                                                                          3,210,600    $31,704,675
 Mo och Domsjo AB (Sweden)                         Paper, Pulp & Timber                           624,500     17,189,729
                                                                                                              ----------
                                                                                                              48,894,404
Machinery and Metal Processing--2.6%
 Saurer Ltd. (Switzerland)                         Textile Machinery                               70,000    $29,406,645
 Iochpe-Maxion SA (Brazil)                         Agricultural Machinery &
                                                    Automotive Parts                             7,880,000       759,315
                                                                                                              ----------
                                                                                                              30,165,960
Mining and Building Material--2.7%
 Pioneer International                             Concrete Products, Aggregates
   (Australia)                                                                                   8,530,923   $22,720,277
 Keumkang Ltd. (Korea)                             Building Materials                              126,980     7,007,913
 Fletcher Challenge Ltd.                           Building Materials & Services
   (New Zealand)                                                                                   835,104     2,245,062
                                                                                                              ----------
                                                                                                              31,973,252
Other Industrial Goods and Services--3.0%
 Kone Corporation (Finland)                        Elevators                                       161,870   $15,990,685
 Groupe Legris Industries                          Europe's Leading Crane
   (France)                                         Manufacturer                                   195,097     7,590,180
 Buderus AG (Germany)                              German Industrial
                                                    Manufacturing                                   14,000     6,332,541
 Lamex Holdings Limited                            Hong Kong's Largest Office
   (Hong Kong)                                      Furniture Supplier                          14,040,000     4,948,010
                                                                                                              ----------
                                                                                                              34,861,416
Steel--8.9%
 Usiminas (Brazil)                                 Steel Production                         41,063,700,000   $43,166,046
 Avesta Sheffield  (Sweden)                        Stainless Steel                               3,575,000    35,882,111
 Svenskt Stal AB, Series A                         Steel
   (Sweden)                                                                                      1,410,000    20,584,881
 Tung-Ho Steel Enterprise                          Manufacturer of
   Corp.  (Taiwan) (a)                              Steel Bars and H-Beams                         374,000     3,570,466
See accompanying notes to financial statements.

26 The Oakmark International Fund

THE OAKMARK INTERNATIONAL FUND
          Schedule of Investments-October 31, 1996 cont.



                                                                  Shares Held/
        Description                                            Principal Value        Market Value
---------------------------------------------------------------------------------------------------
Common Stocks (cont.)--94.9%
 Svenskt Stal AB, Series B   Steel
  (Sweden)                                                           65,200          $      946,911
                                                                                     --------------
                                                                                        104,150,415
Diversified Conglomerates--0.5%
 Koor Industries Limited     Israeli Holding Company
  (Israel)                                                          378,200          $    6,571,224
  TOTAL COMMON STOCKS (COST: $1,029,710,841)                                          1,113,070,627

Short-Term Investments--5.3%

Commercial Paper--5.1%
 American Express Credit Corporation,
  5.30% due 11/5/1996                                           $10,000,000          $   10,000,000
 Ford Motor Credit Corp., 5.35% due 11/4/1996                    10,000,000              10,000,000
 Ford Motor Credit Corp., 5.37% due 11/4/1996                    20,000,000              20,000,000
 General Electric Capital Corp., 5.65% due 11/1/1996             20,000,000              20,000,000
  TOTAL COMMERCIAL PAPER                                                                 60,000,000

Repurchase Agreements--0.2%
 State Street Repurchase Agreement, 5.55% due 11/1/1996         $ 2,412,000          $    2,412,000
  Collateralized by US Treasury Securities

  TOTAL REPURCHASE AGREEMENTS                                                             2,412,000
  TOTAL SHORT-TERM INVESTMENTS (COST: $62,412,000)                                       62,412,000

Total Investments - (Cost $1,092,122,841) - 100.2%                                   $1,175,482,627
Foreign currencies  - (Cost $7,407,430) - .6%                                             7,380,858
Other liabilities, less other assets - (.8%)(c)                                         (10,096,291)
                                                                                     --------------
  TOTAL NET ASSETS - 100%                                                            $1,172,767,194
                                                                                     ==============

-------------------------------------------
Notes:    (a)  Non-income producing security.
          (b)  Represents an American Depositary Receipt.
          (c)  Includes portfolio and transaction hedges.
          (d) At October 31, 1996, net unrealized appreciation of $83,359,786 for federal income tax purposes consisted of gross unrealized appreciation of $155,931,431 and gross unrealized depreciation of $72,571,645.
          The following companies are considered affiliated because the Fund owns greater than 5% of the outstanding voting shares of the company:


          Alparagatas Sociedad Anomia Industrial Y.     6.49%     EVC International NV        6.76%
          BYC Company                                   5.00%     Lamex Holdings Limited      5.01%
          Call Net Enterprises, Inc. Common             5.18%     Leong Hup Holdings Berhad   5.43%
          Cordiant PLC                                  6.85%

The aggregate cost and value of investments in these companies at October 31, 1996 was $123,905,187 and $117,121,679, respectively, which represents 10.0% of the total net assets. During the year ended October 31, 1996, dividends received from these companies was $1,779,766.

See accompanying notes to financial statements.

                                              THE OAKMARK INTERNATIONAL FUND  27

THE OAKMARK INT'L EMERGING VALUE FUND
       Report from David Herro and Adam Schor, Portfolio Managers

[PHOTO OF DAVID HERRO APPEARS HERE]   [PHOTO OF ADAM SCHOR APPEARS HERE]
--------------------------------------------------------------------------------
The value of a $10,000 investment in The Oakmark International Emerging Value Fund from its inception (11/1/95) to present (10/31/96) as compared to the Morgan Stanley World ex U.S. index

[GRAPH APPEARS HERE]


                                                           Total Return*
10/31/96 NAV $11.41                                       Through 10/31/96
                                         Total Return    From Fund Inception
                                         Last 3 Months          11/1/95
--------------------------------------------------------------------------------
THE OAKMARK INT'L EMERGING VALUE FUND        3.4%                 14.1%
Morgan Stanley World ex U.S.*                2.4%                 11.2%
Lipper Analytical International Fund
Average*                                     3.4%                 12.7%
Lipper Emerging Market Fund Index*           1.3%                  9.6%

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. The Lipper Emerging Market Fund Index is comprised of 10 Emerging Market Funds. Past performance is no guarantee of future results.

ROOKIE SEASON
IN REVIEW

We are happy with our first fiscal year which ended October 31, 1996. The Fund was up 14.1%. We outpaced our benchmarks including the Morgan Stanley World ex U.S which was up 11.2%. In addition, Lipper Analytical Services, Inc., ranked the Fund fifth among 339 international funds, making it one of the top performers from January through October, 1996.

The international markets were fairly quiet this year, especially compared to the thunderous stampede of the U.S. market. While the average international fund was up 9.56% and most markets were up for the last twelve months, the international markets lacked the surge that we expected. Some markets rallied:
Hungary almost doubled; several Latin American countries increased by 50%. And some markets went in the other direction: Thailand and India each fell more than 20%. Investors, who in 1993 loved emerging markets and in 1995 hated them, seemed to be indifferent in 1996. Emerging markets, on average, were up 4.3% during this rather lackluster period.

In the stock market, nothing moves in a straight line. Our Fund surged and paused, retrenched and surged again in its initial year. It's interesting to note that relatively few trading days, perhaps fewer than 20, accounted for the difference in our Fund and an average international fund. Market timers should take note. You would have needed to be extremely lucky to have made more than an investor who merely bought and held our Fund.

HOME RUNS

This Fund picks stocks, not countries. Our top performing shares, when you combine movement in the share price with the size of the holding in our portfolio, were examples of small companies that are undervalued by the market.

28 THE OAKMARK INTERNATIONAL EMERGING VALUE FUND

Our biggest contributor was NICE SYSTEMS. Nice produces the leading digital telephone recording system. When our traders call the traders on Wall Street to execute a trade, the conversation very well may be recorded on a system produced by Israeli-based Nice. If there is ever a need to retrieve the recording, you just push a couple buttons, as you would to retrieve a document off your hard drive.

Nice was a fast growing company moving into profitability in a quickly developed market. Being value investors does not preclude us from buying companies growing quickly. It means that we buy stocks trading at a discount to their economic values. We did that with Nice, buying at $10 and selling at $27, when our target was passed.

We have mentioned in previous fund reports PT POLYSINDO EKA PERKASA, an Indonesian textile company that we like because of its expansion and vertical integration. The textile business is generally a lousy business, unless you are a low-cost producer and located in one of the fastest growing markets in the world. Polysindo scores on both counts. We bought the company at about 800 (after adjusting for a rights issue). At the time, we were looking at the increase in profits that we expect will occur in 1997 when Polysindo's planned expansion comes on line. The myopic market was looking at ho-hum 1996 results. We still hold Polysindo, currently trading at about 1250.

Meanwhile, two names we share with Oakmark International paid us back for our patience. We acquired initial positions in CORDIANT and CIADEA while their prices were weak. Cordiant, a global advertising agency based in England, rallied during our fiscal year. The company has new management that is focused on increasing profitability and shareholder value, a trait not found two years ago. Ciadea, an Argentine car maker, rallied as the Argentine economy showed signs of recovery. The stock pulled back in the last few months. We sold most of our holding when the price passed our sell target.

Rounding out our list of top five contributors was EGIS PHARMACEUTICALS, which soared more than 200% this year. The Hungarian drug company was a large position for us early in the year. When the Hungarian market got hot later this year, we were already there when investors discovered this gem trading at six times earnings and growing 15% per year. We have sold most of the position now that it has reached our target.

Egis demonstrated our basic tenet of investing. It is impossible to determine when a stock adjusts to reflect the value of the business but when it does, it happens quickly. It's like riding a train. You want to be there before it moves and not try to catch it while it's moving.

GROUND OUTS
We relish the big hits, of course, but we missed a couple of times too during the year. We were stung in Brazil when the government intervened in BANCO NACIONAL. Investigators found fraud used to deceive auditors and investors about the health of the bank. Shareholders suffered. Two technology stocks also hurt us. The stock price of TOWER SEMICONDUCTOR in Israel dropped 50% in 1996 when it lost a major customer during the slowdown in the semiconductor industry. Since our year end, Tower has climbed back a bit and has paid a special dividend equal to 20% of its stock price. The stock is trading just above the cash on the balance sheet -- and we think it's still undervalued. We continue to hold Tower in the portfolio. We calculated that sound card and CD-ROM maker AZTECH SYSTEMS would go up. It didn't. Inventory problems and price pressure in the fast changing CD-ROM business depressed profitability and the stock price. We adjusted our evaluation of the prospects and the business and sold the stock when it bounced to our new lowered sell target.

'TWEENERS
In between the Nices and Nacionals were a host of stocks that provided steady but less glamorous appreciation. We continue to hold stocks we think are priced below their values without trying to time the moves. The stocks we sold hit their targets and more attractive names replaced them. We have high expectations for the years to come. We hope this first year has laid a solid foundation for our future for us as a fund and yours as a shareholder.

/s/ David Herro
David Herro


/s/ Adam Schor
Adam Schor
Portfolio Managers
72242.772@compuserve.com
oakix@aol.com
November 5, 1996




                           The Oakmark International Emerging Value Fund     29

The Oakmark Int'l Emerging Value Fund
          International Diversification--October 31, 1996

[PIE CHART OF THE OAKMARK INTERNATIONAL EMERGING VALUE FUND,
  INTERNATIONAL DIVERSIFICATION, OCTOBER 31, 1996 APPEARS HERE]


                                                           Pacific Rim     45.0%
                                                           Europe          35.3%
                                                           Latin America   11.8%
                                                           Other Countries  4.4%

                                      % of Fund
                                      Net Assets
------------------------------------------------

[_]     EUROPE                             35.3%
        Ireland                             7.7%
        Great Britain                       7.1%
        Netherlands                         4.6%
        France                              3.6%
        Sweden                              3.4%
        Spain                               2.3%
        Germany                             2.1%
        Italy                               2.1%
        Hungary                             1.7%
        Switzerland                         0.7%

[_]     LATIN AMERICA                      11.8%
        Argentina                           6.4%
        Mexico                              5.4%

[_]     PACIFIC RIM                        45.0%
        Australia                          10.6%
        Indonesia                           8.0%
        Korea                               7.2%
        New Zealand                         6.6%
        Hong Kong                           6.3%
        Japan                               3.2%
        Singapore                           3.1%

[_]     OTHER COUNTRIES                     4.4%
        Israel                              1.9%
        Canada                              1.7%
        India                               0.8%

30   The Oakmark International Emerging Value Fund

The Oakmark Int'l Emerging Value Fund
          Schedule of Investments-October 31, 1996


                                                   Description                       Shares Held  Market Value
---------------------------------------------------------------------------------------------------------------
Common Stocks-96.3%

Consumer Non-Durables-3.6%
 PT Polysindo EKA Perkasa                          Integrated Textile Manufacturer
   (Indonesia)                                                                         2,652,000    $1,423,174
Food-5.4%
 Grupo Herdez, SA de CV                            Manufacturer and Distributor of
   (Mexico)                                          Bottled and Canned Food           3,674,000    $1,234,190
 Chosun Brewery (Korea)                            Brewer                                 14,410       383,685
 Daehan Flour Mills Co., Ltd.                      Food Processing
   (Korea)                                                                                 4,500       326,777
 Soproni Sorgy AR RT                               Brewer
   (Hungary)                                                                              13,155       194,720
                                                                                                    ----------
                                                                                                     2,139,372
Household Products-5.5%
 WMF (Germany)                                     Tableware and Kitchenware               4,500    $  820,126
 N.V. Koninklijke Sphinx                           Bathroom Products
   Gustavsberg (Netherlands)                                                              54,159       743,741
 Enix Corporation (Japan)                          Manufactures home-use electronic
                                                      appliances, computer                26,000       632,559
                                                                                                    ----------
                                                                                                     2,196,426
Retail-3.1%
 Alparagatas Sociedad Anonima                      Textiles and Footwear
   Industrial Y Comercial
   (Argentina)                                                                         1,885,000    $1,244,224
Other Consumer Goods & Services-7.8%
 Vardon PLC (United Kingdom)                       Bingo Parlors                         915,000    $1,317,993
 Fyffes (Ireland)                                  Distributor of Fresh Fruit,
                                                      Flowers and Produce in Europe      578,133       950,846
 PT Steady Safe (Indonesia)                        Taxi Company                          862,500       833,137
                                                                                                    ----------
                                                                                                     3,101,976
Pharmaceutical-1.2%
 Egis Gygogyszergyar (Hungary)                     Pharmaceutical Company                  7,600    $  468,810
Telecommunications-2.3%
 Telefonos de Mexico,                              Telephone Company
   S.A. de C.V. (Mexico) (b)                                                              29,950    $  913,475
Transportation-1.0%
 CIADEA S.A. (Argentina) (a)                       Assembler and Distributor
                                                      of Automobiles                      84,975    $  380,726
Oil and Natural Gas-2.3%
 YPF Sociedad Anonima                              Exploration, Production
   (Argentina) (b)                                 and Marketing                          40,500    $  921,375
Banks-2.5%
 Anglo Irish Bank Corporation                      Bank
   plc (Ireland)                                                                         860,000    $1,008,305

See accompanying notes to financial statements.

                               The Oakmark International Emerging Value Fund  31

The Oakmark Int'l Emerging Value Fund
          Schedule of Investments-October 31, 1996 cont.


                                                   Description                       Shares Held  Market Value
---------------------------------------------------------------------------------------------------------------
Common Stocks-96.3% (cont.)
Other Financial-1.3%
 HIH Winterthur International                      Insurance and Reinsurance
   Holdings Ltd. (Australia)                         Broker                                9,243    $   22,492
 JCG Holdings Ltd. (Hong Kong)                     Investment Holding Company            518,000       482,347
                                                                                                    ----------
                                                                                                       504,839
Computer Systems-5.3%
 Aztech (Singapore)                                Design and Produce Multimedia
                                                      Computing Products               1,675,000    $  594,604
 Solution 6 Holdings                               Design Computer Systems
   Limited (Australia)                                Consultants                      1,382,500     1,490,330
                                                                                                    ----------
                                                                                                     2,084,934
Marketing Services-3.8%
 Cordiant PLC                                      Global Advertising Agency
   (United Kingdom) (a)                                                                  910,000    $1,518,148
Broadcasting & Publishing-6.0%
 Moffat Communications                             Owner and Operator of Television
   Limited (Canada)                                   Stations and Cable Systems          46,700    $  662,066
 Woong Jim Publishing Co. (Korea)                  Publisher                              23,045     1,436,390
 Zee Telefilms, B Shares (India)                   Broadcasting and TV                    85,900       301,372
                                                                                                    ----------
                                                                                                     2,399,828
Chemicals-2.8%
 EVC International NV                              Western European PVC
   (Netherlands)                                      Manufacturer                        39,600    $1,094,619
Components-6.3%
 Tower Semiconductor Ltd. (Israel)                 Semiconductors                        108,400    $  758,800
 Barlo Group PLC (Ireland)                         Manufacturer of Radiators and
                                                      Industrial Plastics              1,605,000     1,097,704
 Pentex Schweizer Circuits                         Manufacturer and Marketer of
   Limited (Singapore)                                Printed Circuit Boards             546,000       643,493
                                                                                                    ----------
                                                                                                     2,499,997
Forestry Products-2.3%
 Asia Pulp & Paper Company                         Paper & Packaging
   Ltd (Indonesia)(a)                                 Products in Asia                    94,000    $  928,250
Machinery and Metal Processing-2.8%
 Groupe Fives-Lille (France)                       Builder of Heavy Machinery              3,125    $  283,007
 Steel & Tube Holdings Ltd.                        Produces and Distributes Steel
   (New Zealand)                                                                         150,500       832,621
                                                                                                    ----------
                                                                                                     1,115,628
Mining and Building Materials-8.2%
 Groupo Uralita (Spain)                            Manufacturers of Building
                                                      Products and Chemicals             117,100    $  917,748
 Asia Cement Mfg. Co. (Korea)                      Large Cement Manufacturer              22,550       717,779

See accompanying notes to financial statements.

32   The Oakmark International Emerging Value Fund

The Oakmark Int'l Emerging Value Fund
          Schedule of Investments-October 31, 1996 cont.


                                                                             Shares Held/
                                             Description                     Principal Value   Market Value
------------------------------------------------------------------------------------------------------------
Common Stocks-96.3% (cont.)
Mining and Building Materials-continued
 Parbury Limited (Australia)                 Manufactures Building Products        3,174,277    $ 1,635,447
                                                                                                -----------
                                                                                                  3,270,974
Other Industrial Goods and Services-17.9%
 BT Industries AB (Sweden)                   Fork Lifts & Transportation
                                               Equipment                              78,000    $ 1,340,390
 Sanford Limited (New Zealand)               Owns and Manages Fisheries              936,400      1,788,666
 Wattyl (Australia)                          Paint Company                           277,926      1,053,017
 SwissLog Holding AG                         Logistics Services
   (Switzerland)                                                                       1,045        280,265
 Fukuda Denshi Co., Ltd. (Japan)             Medical Products Manufacturer
                                              and Distributor                         29,000        634,228
 TechTronic Industries Company               Manufactures Electric
   Limited (Hong Kong)                       Hand Tools                            3,850,000        542,730
 Yip's Hang Cheung (Holdings)                Paint Company
    Limited (Hong Kong)                                                           10,090,000      1,474,574
                                                                                                -----------
                                                                                                  7,113,870
Production Equipment-4.9%
 Danieli & Company (Italy)                   Steel Mini-Mills Equipment              260,300    $   827,057
 The NSC Group (France)                      Wool Textile Manufacturer                 8,977      1,139,574
                                                                                                -----------
                                                                                                  1,966,631
 Total Common Stocks (Cost: $38,001,263)                                                         38,295,581

Short-Term Investments-3.9%

Commercial Paper-3.2%
 American Express Credit Corporation,
   5.30% due 11/5/1996                                                               250,000    $   250,000
 Ford Motor Credit Corp., 5.37% due 11/4/1996                                        500,000        500,000
 General Electric Capital Corp., 5.65% due 11/1/1996                                 500,000        500,000
                                                                                                -----------
 Total Commercial Paper                                                                           1,250,000
Repurchase Agreements-0.7%
 State Street Repurchase Agreement, 5.55% due 11/1/1996                              269,000    $   269,000
 Total Short-Term Investments (Cost: $1,519,000)                                                  1,519,000
 Total Investments (Cost: $39,520,263) - 100.2%                                                 $39,814,581
 Foreign currencies (Cost: $335,539) - .8%..                                                        337,614
 Other liabilities, less other assets - (1.0%)(c)                                                  (400,154)
                                                                                                -----------
 Total Net Assets - 100%                                                                        $39,752,041
                                                                                                ===========

---------------------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Includes transaction hedges.
(d) At October 31, 1996, net unrealized appreciation of $294,318 for federal income tax purposes consisted of gross unrealized appreciation of $3,159,068 and gross depreciation of $2,864,750.

                               The Oakmark International Emerging Value Fund  33

The Oakmark Family of Funds
       Statement of Assets and Liabilities-October 31, 1996



                                                                 The Oakmark Fund                         The Oakmark
                                                                                                         Small Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value                                  $3,921,779,297  (cost: $3,133,237,488)   $  216,842,275 (cost: $196,739,522)
Cash                                                              843                                      945
Foreign currency, at value                                          0                                        0
Receivable for:
 Forward foreign currency contracts                                 0                                        0
 Securities sold                                           25,477,664                                1,153,092
 Fund shares sold                                           3,182,096                                1,005,698
 Dividends and interest                                     4,783,234                                  153,665
 Expense reimbursement                                              0                                        0
                                                       --------------                           --------------
Total receivables                                          33,442,994                                2,312,455
Other assets                                                    5,657                                   14,299
                                                       --------------                           --------------
 Total assets                                          $3,955,228,791                           $  219,169,974
                                                       ==============                           ==============
Liabilities and Net Assets
Securities sold, not yet purchased, at value           $    2,056,250 (proceeds: $2,062,103)    $            0
Payable for:
 Securities purchased                                       8,666,525                                  140,505
 Fund shares redeemed                                       5,783,091                                  214,453
 Due to adviser                                             3,224,222                                  205,533
 Forward foreign currency contracts                                 0                                        0
 Other                                                      1,563,043                                  189,076
                                                       --------------                           --------------
Total liabilities                                          21,293,131                                  749,567
                                                       --------------                           --------------
Net assets applicable to fund shares outstanding       $3,933,935,660                           $  218,420,407
                                                       ==============                           ==============
Fund shares outstanding                                   121,452,592                               16,553,945
                                                       ==============                           ==============
Pricing of Shares
Net asset value per share                              $        32.39                           $        13.19
                                                       ==============                           ==============
Analysis of Net Assets
Paid in capital                                        $2,883,530,157                           $  198,837,145
Accumulated undistributed net realized gain (loss)
 on sale of investments, forward contracts and
 foreign currency exchange transactions                   226,361,549                                 (243,291)
Net unrealized appreciation of investments                788,547,662                               20,102,753
Net unrealized depreciation of foreign currency
  portfolio hedges                                                  0                                        0
Net unrealized appreciation - other                                 0                                        0
Accumulated undistributed net investment income (loss)     35,496,292                                 (276,200)
                                                       --------------                           --------------
Net assets applicable to Fund shares outstanding       $3,933,935,660                           $  218,420,407
                                                       ==============                           ==============

34   The Oakmark Family of Funds


                                        The Oakmark                              The Oakmark Int'l
The Oakmark                             International                             Emerging Value
Balanced Fund                               Fund                                      Fund
$14,157,595 (cost: $13,253,877)       $1,175,482,627  (cost: $1,092,122,841)      $39,814,581    (cost: $39,520,263)
        594                                     439                                       498
          0                               7,380,858       (cost: $7,407,430)          337,614       (cost: $335,539)

          0                                 741,937                                        86
          0                               2,623,708                                   168,485
     34,800                               1,691,832                                   111,078
    107,501                               2,005,064                                   291,013
     11,060                                       0                                    35,441
-----------                           -------------                               -----------
    153,361                               7,062,541                                   606,103
     14,277                                   9,476                                    14,403
-----------                          --------------                               -----------
$14,325,827                          $1,189,935,941                               $40,773,199
===========                          ==============                               ===========

$         0                          $            0                               $         0

    451,600                              10,396,988                                   827,277
          0                               1,187,134                                     4,089
     32,377                               1,003,619                                    81,097
          0                               3,783,399                                       177
     42,924                                 797,607                                   108,518
-----------                          --------------                               -----------
    526,901                              17,168,747                                 1,021,158
-----------                          --------------                               -----------
$13,798,926                          $1,172,767,194                               $39,752,041
===========                          ==============                               ===========
  1,222,137                              78,606,944                                 3,482,519
===========                          ==============                               ===========

$     11.29                          $        14.92                               $     11.41
===========                          ==============                               ===========

$12,607,741                          $1,080,224,970                               $38,042,778


    161,939                             (33,901,942)                                1,259,557
    903,718                              83,333,214                                   296,393

          0                              (2,896,488)                                        0
          0                                (194,131)                                   (1,788)

    125,528                              46,201,571                                   155,101
-----------                          --------------                               -----------
$13,798,926                          $1,172,767,194                               $39,752,041
===========                          ==============                               ===========

See accompanying notes to financial statements.

                                           The Oakmark Family of Funds  #35

The Oakmark Family of Funds

                  Statement of Operations--October 31, 1996
                  --------------------------------------------------------------

                                                                    The Oakmark
                                               The Oakmark Fund   Small Cap Fund
Investment Income:
 Dividends                                         $ 69,135,177     $   930,817
 Interest                                            15,845,858         302,068
 Securities lending income                                    0          19,400
 Foreign taxes withheld                                       0               0
                                                   ------------     -----------
   Total investment income                           84,981,035       1,252,285

Expenses:
 Investment advisory fee                             36,082,925         956,809
 Transfer and dividend disbursing agent fees          4,398,544         250,126
 Custodian and accounting fees                          439,430          36,616
 Legal expenses                                          46,842          10,970
 Audit expenses                                          17,176          21,034
 Trustees fees                                           69,705          13,688
 Registration and blue sky expenses                     573,243         181,799
 Reports to shareholders                                836,558          26,164
 Insurance expense                                       58,501           3,671
 Organization expense                                    23,768           1,457
 Other--net                                             881,263          26,469
                                                   ------------     -----------
    Total expenses                                   43,427,955       1,528,803
    Expense offset arrangements                         (15,263)           (318)
    Expense reimbursement                                     0               0
                                                   ------------     -----------
    Net expenses                                     43,412,692       1,528,485
                                                   -------------     -----------
Net investment income (loss)                         41,568,343        (276,200)

Net realized and unrealized gain (loss) on
 investments and foreign currency transactions:
 Net realized gain (loss) on investments            226,166,113        (243,291)
 Net realized (loss) on foreign currency
   transactions                                         (12,777)              0
 Net change in unrealized appreciation
   of investments and foreign currencies            290,431,755      20,102,753
 Net change in appreciation (depreciation) of
   forward currency exchange contracts                        0               0
 Net change in (depreciation)--other                          0               0
                                                   ------------     -----------
Net realized and unrealized gain on investments
 and foreign currency transactions                  516,585,091      19,859,462
                                                   ------------     -----------

Net increase (decrease) in net assets resulting
 from operations                                   $558,153,434     $19,583,262
                                                   ============     ===========

36  THE OAKMARK FAMILY OF FUNDS

          The Oakmark       The Oakmark    The Oakmark Int'l
         Balanced Fund     International     Emerging Value
                               Fund               Fund
         -------------     -------------   -----------------
          $  118,500       $ 29,460,152       $  744,076
             261,357          1,708,929           70,932
               3,897            376,919            5,649
                   0         (3,243,211)         (70,675)
          ----------       ------------       ----------
             383,754         28,302,789          749,982


              69,005         10,113,272          258,427
              45,412          1,298,501           93,991
              23,552          1,306,439          103,589
              10,285             19,589           10,288
              20,075             22,047           24,187
              12,749             28,936           12,970
              83,142             14,675          112,215
               3,694            215,584            9,933
                 961                  0            1,678
               1,457              9,516            1,457
               2,364            457,287            5,966
          ----------       ------------       ----------
             272,696         13,485,846          634,701
                (225)            (6,181)          (4,379)
             (14,245)                 0          (35,441)
          ----------       ------------       ----------
             258,226         13,479,665          594,881
          ----------       ------------       ----------

             125,528         14,823,124          155,101


             161,939          2,806,950        1,284,213

                   0         (1,017,660)         (24,656)

             903,718        176,382,416          296,393

                   0          5,165,941                0
                   0           (363,425)          (1,788)
          ----------       ------------       ----------


           1,065,657        182,974,222        1,554,162
          ----------       ------------       ----------


          $1,191,185       $197,797,346       $1,709,263
          ==========       ============       ==========


 See accompanying notes to financial statements.

                                                 THE OAKMARK FAMILY OF FUNDS  37

THE OAKMARK FAMILY OF FUNDS

             Statement of Changes in Net Assets--October 31, 1996
             --------------------------------------------------------------------------------------------------------------------
                                                                                                   THE                THE
                                                               THE OAKMARK FUND                  OAKMARK            OAKMARK
                                                                                                SMALL CAP           BALANCED
                                                                                                   FUND               FUND
                                                   ---------------------------------------- ------------------ ------------------
                                                         Year Ended         Year Ended          Year Ended         Year Ended
                                                      October 31, 1996   October 31, 1995    October 31, 1996   October 31, 1996

----------------------------------------------------------------------- ------------------- ------------------ ------------------
From Operations:
 Net investment income                                $    41,568,343     $   27,572,923      $   (276,200)      $   125,528
 Net realized gain on sale of investments                 226,166,113         87,157,237          (243,291)          161,939
 Net realized gain (loss) on foreign currency
  transactions                                                (12,777)           (37,102)                0                 0
 Net change in unrealized appreciation                    290,431,755        320,305,458        20,102,753           903,718
                                                      ---------------     --------------      ------------       -----------

 Net increase in net assets from operations               558,153,434        434,998,516        19,583,262         1,191,185

Distributions to shareholders from (Oakmark
 Fund only):
 Net investment income (per share $.2841 in
  Fiscal Year 1996 and $.231 in Fiscal Year 1995)         (29,455,748)       (15,107,180)                0                 0
 Net realized short-term gain (per share $.042 in
  Fiscal Year 1996 and $.7277 in Fiscal Year 1995)         (4,354,309)       (47,575,398)                0                 0
 Net realized long-term gain (per share $.7987 in
  Fiscal Year 1996 and $.7411 in Fiscal Year 1995)        (82,805,333)       (48,452,482)                0                 0
                                                      ---------------     --------------      ------------       -----------
  Total distributions to shareholders                    (116,615,390)      (111,135,060)                0                 0

From Fund share transactions:
 Reinvestment of dividends and capital gains
  distributions                                           110,976,647        106,504,973                 0                 0
 Proceeds from shares sold                              1,810,842,079      1,384,343,262       224,762,208        15,231,573
 Payments for shares redeemed, net of fees             (1,256,490,130)      (664,894,744)      (25,925,063)       (2,623,832)
                                                      ---------------     --------------      ------------       -----------
 Net increase in net assets from Fund share
  transactions                                            665,328,596        825,953,491       198,837,145        12,607,741
                                                      ---------------     --------------      ------------       -----------

Total increase in net assets                            1,106,866,640      1,149,816,947       218,420,407        13,798,926
Net assets:
 Beginning of period                                    2,827,069,020      1,677,252,073                 0                 0
                                                      ---------------     --------------      ------------       -----------
 End of period                                        $ 3,933,935,660     $2,827,069,020      $218,420,407       $13,798,926
                                                      ===============     ==============      ============       ===========
 Undistributed net investment Income (loss)           $    35,496,292     $   23,383,697      $   (276,200)      $   125,528
                                                      ===============     ==============      ============       ===========



38  The Oakmark Family Of Funds



                                                                           THE OAKMARK                             INT'L
                                                                          INTERNATIONAL                           EMERGING
                                                                               FUND                                VALUE
                                                                                                                    FUND
                                                                  Year Ended           Year Ended               Year Ended
                                                               October 31, 1996     October 31, 1995         October 31, 1996


------------------------------------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                           $   14,823,124       $   13,743,307         $        155,101
 Net realized gain (loss) on investments                              2,806,950           62,822,164                1,284,213
 Net realized gain (loss) on foreign currency
  transactions                                                       (1,017,660)         (26,735,730)                 (24,656)
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currencies                             176,382,416         (120,637,092)                 296,393
 Net change in unrealized appreciation (depreciation)
  of forward currency exchange contracts                              5,165,941           17,767,564                        0
 Net change in unrealized appreciation (depreciation)
  --other                                                              (363,425)             (20,391)                  (1,788)
                                                                 --------------       --------------         ----------------
 Net increase (decrease) in net assets resulting
  from operations                                                   197,797,346          (53,060,178)               1,709,263

Distribution to shareholders from (International Fund only):
 Net investment income                                                        0                    0                        0
 Net realized short-term gain (per share $.5020
  in fiscal 1996 and $.6863 in fiscal 1995)                         (29,886,815)         (56,722,392)                       0
 Net realized long-term gain (per share $.5413
  in fiscal 1996 and $.3725 in fiscal 1995)                         (32,229,556)         (30,791,949)                       0
                                                                 --------------       --------------         ----------------
 Total distributions to shareholders                                (62,116,371)         (87,514,341)                       0

From Fund share transactions:
 Proceeds from shares sold                                          563,952,538          312,101,705               43,181,467
 Reinvestment of dividends                                           57,852,161           81,810,540
 Payments for shares redeemed                                      (404,450,022)        (719,598,750)              (5,138,689)
                                                                 --------------       --------------         ----------------
 Net increase in net assets from Fund share
  transactions                                                      217,354,677         (325,686,505)              38,042,778
                                                                 --------------       --------------         ----------------

Total increase (decrease) in net assets                             353,035,652         (466,261,024)              39,752,041
Net assets:
 Beginning of period                                                819,731,542        1,285,992,566                        0
                                                                 --------------       --------------         ----------------
 End of period                                                   $1,172,767,194       $  819,731,542         $     39,752,041
                                                                 ==============       ==============         ================
 Undistributed net investment income                             $   46,201,571       $   31,378,447         $        155,101
                                                                 ==============       ==============         ================





See accompanying notes to financial statements.



                                                                                       The Oakmark Family Of Funds  39

The Oakmark Family of Funds
       Notes to Financial Statements


1. Significant Accounting Policies

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Balanced Fund ("Balanced"), The Oakmark International Fund ("International"), and The Oakmark International Emerging Value Fund ("Int'l Emerging Value"), collectively referred to as "the Funds," each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates and assumptions.

Security valuation--
Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Trustees.

Foreign currency translations--
Values of instruments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.


At October 31, 1996, only the International and Int'l Emerging Value funds had foreign currency transactions. "Net unrealized depreciation--other," includes the following components:

                                                                            Int'l Emerging
                                                           International        Value
------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)
  on open securities purchases & sales (net)                  $  (81,972)         $ (2,268)
Unrealized appreciation (depreciation)
  on transaction hedge purchases                                  82,950               (90)
Unrealized appreciation (depreciation)
  on dividends and dividend reclaims
  receivable                                                      38,457               592
Unrealized depreciation on transaction
  hedge sales                                                   (227,924)               (1)
Other--net                                                        (5,642)              (21)
                                                               ---------           -------
      Net Unrealized Depreciation--other                      $ (194,131)         $ (1,788)
                                                               =========           =======

Security transactions and investment income--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Forward foreign currency contracts--
At October 31, 1996, International and Int'l Emerging Value had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of the contracts and from movements in currency values. The International Fund had the following outstanding contracts at October 31, 1996:



40   The Oakmark Family of Funds


Portfolio Hedges:

                                                                              Unrealized
                                                                             Appreciation
  US Dollar                                               Settlement       (Depreciation) at
  Proceeds                Foreign Currency                   Date           October 31, 1996
--------------------------------------------------------------------------------------------
$15,000,000          18,490,500 Swiss Francs              May 1997               $ 101,883
 10,039,417          1,273,500,000 Spanish Pesetas        February 1997             95,801
  9,377,606          1,191,800,000 Spanish Pesetas        February 1997             75,970
 14,792,659          1,894,200,000 Spanish Pesetas        March 1997                22,744
  8,022,563          40,534,000 French Francs             February 1997             44,907
  9,822,345          49,760,000 French Francs             March 1997                11,115
 10,000,000          50,525,000 French Francs             May 1997                  19,802
 14,611,830          9,400,000 Pounds Sterling            January 1997            (660,679)
  5,084,856          3,276,325 Pounds Sterling            March 1997              (232,032)
 19,872,612          12,738,854 Pounds Sterling           March 1997              (797,212)
 15,000,000          9,217,157 Pounds Sterling            May 1997                  54,262
  5,742,562          9,458,000 Netherlands Guilders       February 1997            126,366
 28,419,355          47,574,000 Netherlands Guilders      March 1997               103,773
 20,000,000          137,110,000 Swedish Krona            November 1996           (853,888)
 11,710,601          78,810,000 Swedish Krona             December 1996           (281,801)
 29,866,792          198,987,500 Swedish Krona            December 1996           (423,883)
 16,996,843          113,595,000 Swedish Krona            January 1997            (303,616)
                                                                              ------------
                                                                              $ (2,896,488)
                                                                              ============

Transaction Hedges:
Foreign Currency Purchases
                                                                               Unrealized
                                                                              Appreciation
                                                          Settlement       (Depreciation) at
  US Dollar             Foreign Currency Proceeds            Date           October 31, 1996
--------------------------------------------------------------------------------------------
$ 1,591,033          2,406,914 German Deutsche Marks      November 1996      $      (1,681)
    141,497          722,342 French Francs                November 1996               (208)
    399,654          247,725 Pounds Sterling              November 1996              3,544
    498,701          309,656 Pounds Sterling              November 1996              5,296
    101,184          61,932 Pounds Sterling               November 1996               (384)
    507,907          312,174 Pounds Sterling              November 1996                189
 10,149,797          65,250,000 Norwegian Krone           November 1996             76,194
                                                                             -------------
                                                                             $      82,950
                                                                             =============


Foreign Currency Sales
                                                                               Unrealized
                                                                              Appreciation
  US Dollar                                               Settlement       (Depreciation) at
  Proceeds                Foreign Currency                   Date           October 31, 1996
--------------------------------------------------------------------------------------------
$ 3,136,185          2,483,859 Australian Dollars         November 1996      $  (2,021)
     47,892          18,952 Malaysian Ringgit             November 1996             (4)
    201,693          118,965 Netherlands Guilder          November 1996             91
 65,250,000          10,000,000 Norwegian Krone           November 1996       (225,990)
                                                                            ----------
                                                                            $ (227,924)
                                                                            ==========








                                                The Oakmark Family of Funds  41

  -----------------------------------------------------------------------------

   The Int'l Emerging Value Fund had the following outstanding transaction hedges on purchases of securities:
   Foreign Currency Purchases

                                                               Unrealized
                                                              Appreciation
                                             Settlement    (Depreciation) at
US Dollar      Foreign Currency Proceeds        Date        October 31, 1996
----------------------------------------------------------------------------
  $36,223     84,326,640 Indonesian Rupiah  November 1996        $ (20)
   55,886     6,370,420 Japanese Yen        November 1996           66
   48,650     5,538,788 Japanese Yen        November 1996           (2)
   98,074     11,150,968 Japanese Yen       November 1996         (134)
                                                                 -----
                                                                 $ (90)
                                                                 =====


Foreign Currency Sales
                                                               Unrealized
                                                              Appreciation
US Dollar                                   Settlement     (Depreciation) at
Proceeds         Foreign Currency              Date         October 31, 1996
----------------------------------------------------------------------------
  $57,341     80,736 Singapore Dollar       November 1996        $  20
   56,699     84,116 Singapore Dollar       November 1996          (21)
                                                                 -----
                                                                 $  (1)
                                                                 =====

     At October 31, 1996, International and Int'l Emerging Value Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

     Federal income taxes, dividends and distributions to shareholders--

     No provision is made for Federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

     2. Transactions with Affiliates
     Each Fund has an investment advisory agreement with Harris Associates L.P. ("the Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets and .85% on the excess of $5 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% on the excess of $5 billion of net assets as determined at the end of each calendar month. Small Cap pays 1.25% of net assets, Balanced pays .75% of net assets and Int'l Emerging Value pays 1.25% of net assets. Each monthly fee is calculated on the total net assets as determined at the end of the preceding calendar month. The Trust believes that the most restrictive expense limitation of any state is 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1.5% thereafter. The Adviser has voluntarily agreed to reimburse each of Small Cap Fund, Balanced Fund and International Emerging Fund to the extent that the Fund's annual ordinary operating expenses exceed 2.5% of its average net assets through October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice to the Fund. For the year ended October 31, 1996, the Adviser has reimbursed $14,245 of expenses for Balanced and $35,441 for Int'l Emerging Value.

     In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International and approximately $7,283 each to Small Cap, Balanced and Int'l Emerging Value by the Adviser. These expenses are being amortized on a straight line basis through September, 1997 for International and October, 2000 for Small Cap, Balanced and Int'l Emerging Value. Oakmark has fully amortized all organization expenses at October 31, 1996. Registration expenses of approximately $56,751, $56,811 and $56,726 were advanced to Small Cap, Balanced and Int'l Emerging Value, respectively, by the Adviser. Registration expenses have been fully amortized at October, 1996.

     During the year ended October 31, 1996, the Funds incurred brokerage commissions of $2,863,961, $2,804,611, $404,602, $19,797 and $198,847 of
     which $1,192,641, $82,872, $132,729, $14,487 and $6,128 were paid by
     Oakmark, International, Small Cap, Balanced and Int'l Emerging Value, respectively, to an affiliate of the Adviser.


42   The Oakmark Family of Funds

3. Fund Share Transactions
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares (in thousands):

                                         Year Ended October 31, 1996
                             --------------------------------------------------
                                                                      Int'l
                                         Small                       Emerging
                              Oakmark     Cap    Balanced    Int'l    Value
-------------------------------------------------------------------------------
Shares  sold                   59,070   18,656      1,466    39,590   3,943
Shares issued in reinvest-
  ment of dividends             3,733        0          0     4,757       0
Less shares redeemed          (40,632)  (2,102)      (244)  (28,966)   (460)
                             --------  -------     ------  --------  ------

Net increase in shares
  outstanding                  22,171   16,554      1,222    15,381   3,483
                             ========  =======     ======  ========  ======


                                                 Year Ended October 31, 1995
                                                 ----------------------------
                                                 Oakmark        International
-------------------------------------------------------------------------------
Shares sold                                       54,044            24,062
Shares issued in reinvestment of dividends         4,782             6,472
Less shares redeemed                             (26,065)          (56,012)
                                                 -------           -------
Net increase in shares outstanding                32,761           (25,478)
                                                 =======           =======

Small Cap and Int'l Emerging Value withheld $156,963 and $34,552, respectively, in redemption fees for shares redeemed within six months of purchase.

4. Investment transactions
Transactions in investment securities (excluding short-term securities) were as follows (in thousands):

                                                                        Int'l
                                          Small                        Emerging
                               Oakmark     Cap    Balanced   Int'l      Value
-------------------------------------------------------------------------------
Purchases                    $1,382,109  $212,132  $18,686  $567,709   $43,027
Proceeds from sales             808,074    20,995    6,430   408,936     6,310


The market values (in thousands) of securities on loan to broker-dealers at October 31, 1996 are shown below. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Funds receive income from lending securities by investing the collateral and continue to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Funds could incur a loss.


                                                                        Int'l
                                      Small                           Emerging
                             Oakmark   Cap      Balanced     Int'l      Value
-------------------------------------------------------------------------------
Market Value of
  Securities Loaned            n/a   $ 9,794      $1,079    $149,521    $3,566
Collateral (Cash and U.S.
  Treasuries)                  n/a    10,440       1,120     164,784     3,805

5. Shareholder Meeting (Unaudited)
On January 30, 1996 the Funds held a meeting of shareholders to approve or disapprove a new investment advisory agreement for each Fund with the Adviser with the same terms as the Funds' prior advisory agreements. For shareholders of Oakmark only, approval was requested to amend Oakmark's fundamental investment restrictions and permit investments in repurchase agreements and lending of portfolio securities. A tabulation of results is shown below.

                                                               Int'l
                                     Small                    Emerging
(in thousands)              Oakmark   Cap   Balanced  Int'l     Value
-------------------------------------------------------------------------------
Advisory Agreement
  For                       73,642    372    38,262    475
  Against                    1,441     11         1    573         6
  Abstentions                1,977     26         1    715         5
Repurchase Agreements
  For                       51,570
  Against                    4,304
  Abstentions                2,240
  Broker non-votes          18,946
Securities Lending
  For                       49,663
  Against or withheld        5,985
  Abstentions                2,467
  Broker non-votes          18,946

                                                 The Oakmark Family Of Funds  43

The Oakmark Fund
          Financial Highlights



For a share outstanding throughout each period



                                                                           Year Ended October 31,                    Period Ended
                                                        -----------------------------------------------------------   October 31,
                                                           1996       1995         1994         1993          1992      1991 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  28.47   $  25.21     $  24.18     $  17.11        $12.10      $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                              0.34       0.30         0.27         0.17         (0.03)      (0.01)
  Net Gains or Losses on Securities
    (both realized and unrealized)                          4.70       4.66         1.76         7.15          5.04        2.11
                                                        --------   --------     --------     --------        ------      ------
Total From Investment Operations:                           5.04       4.96         2.03         7.32          5.01        2.10
Less Distributions:
  Dividends (from net investment income)                   (0.28)     (0.23)       (0.23)       (0.04)         0.00        0.00
  Distributions (from capital gains)                       (0.84)     (1.47)       (0.77)       (0.21)         0.00        0.00
                                                        --------   --------     --------     --------        ------      ------
  Total Distributions                                      (1.12)     (1.70)       (1.00)       (0.25)         0.00        0.00
                                                        --------   --------     --------     --------        ------      ------
Net Asset Value, End of Period                          $  32.39   $  28.47     $  25.21     $  24.18        $17.11      $12.10
                                                        ========   ========     ========     ========        ======      ======
Total Return                                               18.07%     21.55%        8.77%       43.21%        41.40%      87.10%
Ratios/Supplemental Data:
  Net Assets, End of Period ($million)                  $3,933.9   $2,827.1     $1,677.3     $1,107.0        $114.7      $  4.8
  Ratio of Expenses to Average Net Assets                   1.18%      1.17%        1.22%        1.32%         1.70%       2.50%(b)*
  Ratio of Net Income (Loss) to Average Net Assets          1.13%      1.27%        1.19%        0.94%        -0.24%      -0.66%(c)*
  Portfolio Turnover Rate                                   23.7%      18.0%        29.3%        18.0%         34.0%        0.0%
  Average Commission Rate Paid(d)                       $ 0.0530

------------------------
*Ratios have been determined on an annualized basis.
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



44   The Oakmark Fund

THE OAKMARK SMALL CAP AND BALANCED FUNDS
          Financial Highlights



For a share outstanding throughout each period


                                                            Small Cap Fund                 Balanced Fund
                                                      Year Ended October 31, 1996     Year Ended October 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                           $ 10.00                       $ 10.00
 Income From Investment Operations:
    Net Investment Income (Loss)                                  (0.02)                         0.10
    Net Gains or Losses on Securities
    (both realized and unrealized)                                 3.21                          1.19
                                                                -------                       -------
 Total From Investment Operations:                                 3.19                          1.29
 Less Distributions:
    Dividends (from net investment income)                         0.00                          0.00
    Distributions (from capital gains)                             0.00                          0.00
                                                                -------                       -------
 Total Distributions                                               0.00                          0.00
                                                                -------                       -------
 Net Asset Value, End of Period                                 $ 13.19                       $ 11.29
                                                                =======                       =======


 Total Return                                                     31.94%                        12.91%
 Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                        $ 218.4                       $ 13.8
    Ratio of Expenses to Average Net Assets                         1.61%                        2.50% (a)
    Ratio of Net Income (Loss)
     to Average Net Assets                                         (0.29)%                       1.21% (a)
    Portfolio Turnover Rate                                        23.15%                       66.35%
    Average Commission Rate Paid                                   $0.0520                      $0.0581

--------------------------------------
 a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratio of expenses to average net assets would have been 2.64% and the ratio of net income (loss) to average net assets would have been 1.08%.






                                 The Oakmark Small Cap and Balanced Funds  45

     THE OAKMARK INTERNATIONAL FUND
          FINANCIAL HIGHLIGHTS



For a share outstanding throughout each period


                                                                                  Year Ended October 31,                Period Ended
                                                                     -----------------------------------------------     October 31,
                                                                       1996        1995           1994        1993        1992(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  12.97      $14.50       $  14.09      $ 9.80     $  10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                           0.09        0.30           0.21        0.06         0.26
  Net Gains or Losses on Securities
    (both realized and unrealized)                                       2.90       (0.77)          0.43        4.48        (0.46)
                                                                     --------      ------       --------      ------     --------
Total From Investment Operations:                                        2.99       (0.47)          0.64        4.54        (0.20)
Less Distributions:
Dividends (from net investment income)                                   0.00        0.00          (0.08)      (0.25)           -
Distributions (from capital gains)                                      (1.04)      (1.06)         (0.15)       (0.0)           -
                                                                     --------      ------       --------      ------     --------
Total Distributions                                                     (1.04)      (1.06)         (0.23)      (0.25)           -
                                                                     --------      ------       --------      ------     --------
Net Asset Value, End of Period                                       $  14.92      $12.97       $  14.50      $14.09     $   9.80
                                                                     ========      ======       ========      ======     ========
Total Return                                                            24.90%      (3.06%)         4.62%      47.49%      (22.81%)
Ratios/Supplemental Data:
  Net Assets, End of Period ($million)                               $1,172.8      $819.7       $1,286.0      $815.4     $   23.5
  Ratio of Expenses to Average Net Assets                                 1.32%       1.40%          1.37%       1.26%        2.04%*
  Ratio of Net Income (Loss) to Average Net Assets                        1.45%       1.40%          1.44%       1.55%       37.02%*
  Portfolio Turnover Rate                                                42%         26%            55%         21%           0%
  Average Commission Rate Paid(b)                                       $ 0.0158

--------------------------------------
*   Ratios have been determined on an annualized basis.
(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



46   The Oakmark International Fund

The Oakmark Int'l Emerging Value Fund
          Financial Highlights


For a share outstanding throughout the period



                                                            Year Ended October 31, 1996
            Net Asset Value, Beginning of Period................       $ 10.00
            Income From Investment Operations:
              Net Investment Income (Loss)......................          0.04
              Net Gains or Losses on Securities
              (both realized and unrealized)....................          1.37
                                                                       -------
            Total From Investment Operations:...................          1.41
            Less Distributions:
            Dividends (from net investment income)..............          0.00
            Distributions (from capital gains)..................          0.00
                                                                       -------
            Total Distributions.................................          0.00
                                                                       -------
            Net Asset Value, End of Period......................       $ 11.41
                                                                       =======
            Total Return........................................         14.15%
            Ratios/Supplemental Data:
              Net Assets, End of Period ($million)..............       $  39.8
              Ratio of Expenses to Average Net Assets...........          2.50% (a)
              Ratio of Net Income (Loss) to Average Net Assets..          0.65% (a)
              Portfolio Turnover Rate...........................         27.44%
              Average Commission Rate Paid......................       $0.0036

              (a)  If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income (loss) to average net assets would have been .50%.


                               The Oakmark International Emerging Value Fund  47

The Oakmark Family Of Funds
       Report of Independent Public Accountants


To the Shareholders and Board of Trustees of Harris
Associates Investment Trust:


     We have audited the accompanying statements of assets and liabilities of The Oakmark Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund, The Oakmark International Fund, and The Oakmark International Emerging Value Fund (each a series of Harris Associates Investment Trust), including the schedules of investments on pages 7-10, 13-15, 18-20, 24-27, and 31-33, as of October 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Oakmark Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund, The Oakmark International Fund, and The Oakmark International Emerging Value Fund of the Harris Associates Investment Trust as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

Arthur Andersen LLP
Chicago, Illinois
December 6, 1996


48   The Oakmark Family of Funds

THE OAKMARK FAMILY Of FUNDS
   Trustees and Officers
------------------------------------------------------------------------------

Trustees                                        Other Information
 Michael J. Friduss
 Thomas H. Hayden                                Transfer Agent
 Christine M. Maki                               State Street Bank and Trust Company
 Victor A. Morgenstern                           Attention: The Oakmark Family of Funds
 Allan J. Reich                                  P.O. Box 8510
 Marv Rotter                                     Boston, Massachusetts 02266-8510
 Burton W. Ruder
 Peter S. Voss                                  Investment Adviser
 Gary Wilner, M.D.                               Harris Associates L.P.

Officers                                        Legal Counsel
 Victor A. Morgenstern--President                Bell, Boyd & Lloyd
 Robert J. Sanborn--Executive Vice President     Chicago, Illinois
 David G. Herro--Vice President
 Clyde S. McGregor--Vice President              Independent Public Accountants
 William C. Nygren--Vice President               Arthur Andersen LLP
 Steven J. Reid--Vice President                  Chicago, Illinois
 Adam Schor--Assistant Vice President
 Michael J. Welsh--Assistant Vice President     Address of Fund and Adviser
 Donald Terao--Treasurer                         Two North LaSalle Street, Suite 500
 Anita M. Nagler--Secretary                      Chicago, Illinois 60602
 Ann W. Regan--Vice President--                  1-800-OAKMARK (1-800-625-6275)
  Shareholder Operations and Assistant Secretary
 Kristi L. Rowsell--Assistant Treasurer         24-hour NAV hotline
                                                 1-800-GROWOAK (1-800-476-9625)









This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

[LOGO OAKKMARK  ]
[FAMILY OF FUNDS]

HARRIS ASSOCIATES L.P.
2 NORTH LASALLE STREET
CHICAGO, IL 60602-3790